UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ensysce Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 23, 2025

To Our Stockholders:

Notice is hereby given that an Annual Meeting of stockholders (the “Annual Meeting”) of Ensysce Biosciences, Inc., a Delaware corporation (the “Company” or “Ensysce”), will be held virtually at https://www.cstproxy.com/ensysce/2025 on December 23, 2025, at 9:00 a.m. (Pacific time), for the following purposes (which are more fully described in the proxy statement, which is attached and made a part of this Notice):

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock and exercise of warrants for common stock issued by the Company to an investor (“Proposal 1”);

2.	To approve the amendment of the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan to increase the aggregate number of shares of the Company’s common stock that may be issued under the plan from 121,457 shares to 721,457 shares (“Proposal Two”);

3.	To elect the two Class I directors named in our Proxy Statement (collectively, the “Director Nominees”) to hold office until the annual meeting of stockholders for the calendar year ended December 31, 2028 (the “2028 Annual Meeting”) and until their respective successors have been duly elected and qualified (“Proposal 3”);

4.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 4”);

5.	To consider and vote upon the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all the other proposals set forth in this Proxy Statement (the “Additional Solicitation Proposal”); and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Pursuant to the Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Annual Meeting, except as set forth in this Notice of Annual Meeting of Stockholders.

The Board of Directors recommends that stockholders vote “FOR” each of Proposal 1, Proposal 2, Proposal 3, Proposal 4 and the Additional Solicitation Proposal. The Board of Directors’ reasons for seeking approval of each of the proposals are set forth in the attached Proxy Statement.

Stockholders of record at the close of business on October 29, 2025 (the “Record Date”) are entitled to notice of, and to, virtually, attend and to vote at, the Annual Meeting and any postponement or adjournment thereof.

The Annual Meeting will be a virtual meeting. Please see “Questions and Answers about the Annual Meeting and Voting — 10. How do I attend the Annual Meeting?” for more information. All stockholders are cordially invited to attend the Annual Meeting online by visiting https://www.cstproxy.com/ensysce/2025. Stockholders of record as of the Record Date may also cast their votes virtually at the Annual Meeting by submitting a ballot via the live webcast. Please note that if your shares are held in the name of a bank, broker, or other nominee, and you wish to vote at the Annual Meeting, you must instruct your bank, broker or other nominee how to vote your shares or you may cast your vote virtually at the Annual Meeting by obtaining a proxy from your bank, broker or other nominee.

Whether or not you plan to attend the Annual Meeting, you are encouraged to read the Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions contained in the Proxy Statement. Even if you have given your proxy, you may still vote online if you follow the instructions contained in the Proxy Statement.

By Order of the Board of Directors of
Ensysce Biosciences, Inc.

Sincerely,

/s/ Dr. Lynn Kirkpatrick
Dr. Lynn Kirkpatrick

President and Chief Executive Officer

La Jolla, California

December 1, 2025

Your vote is important, whether you expect to attend the Annual Meeting of Stockholders. You are urged to vote either via the Internet or to mark, sign and date and promptly return the proxy in the stamped return envelope provided with such materials. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

TABLE OF CONTENTS

PROXY STATEMENT	1

PROPOSAL 1: PROPOSAL TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE FULL ISSUANCE OF SHARES OF COMMON STOCK AND EXERCISE OF WARRANTS FOR COMMON STOCK ISSUED BY THE COMPANY TO AN INVESTOR	4

PROPOSAL 2: PROPOSAL TO APPROVE THE AMENDMENT OF THE ENSYSCE BIOSCIENCES, INC. AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN FROM 121,457 SHARES TO 721,457 SHARES	8

PROPOSAL 3: TO ELECT THE TWO CLASS I DIRECTORS NAMED IN OUR PROXY STATEMENT TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR THE CALENDAR YEAR 2028 AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED (“PROPOSAL 3”)	15

PROPOSAL 4: TO RATIFY APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (“PROPOSAL 4”)	21

PROPOSAL 5: PROPOSAL TO CONSIDER AND VOTE UPON THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF ANY OR ALL OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT (THE “ADDITIONAL SOLICITATION PROPOSAL”)	29

VOTING AND PROXY PROCEDURES	31

SOLICITATION OF PROXIES	33

OTHER MATTERS AND ADDITIONAL INFORMATION	34

i

ENSYSCE BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

December 1, 2025

PROXY STATEMENT

The following information is furnished to each stockholder in connection with the foregoing Notice of Annual Meeting of Stockholders of Ensysce Biosciences, Inc. to be held virtually at https://www.cstproxy.com/ensysce/2025, on December 23, 2025, at 9:00 a.m. (Pacific time). The enclosed proxy is for use at the Annual Meeting of stockholders (the “Annual Meeting”) and any postponement or adjournment thereof. Unless the content requires otherwise, references to “Ensysce,” “the Company,” “we,” “our,” and “us” in this Proxy Statement refer to Ensysce Biosciences, Inc. and its subsidiaries.

In accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), the Annual Meeting has been called for the following purposes:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock and exercise of warrants for common stock issued by the Company to an investor (“Proposal 1”);

2.	To approve the amendment of the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan to increase the aggregate number of shares of the Company’s common stock that may be issued under the plan from 121,457 shares to 721,457 shares (Proposal 2”);

3.	To elect the two Class I directors named in our Proxy Statement (collectively, the “Director Nominees”) to hold office until the annual meeting of stockholders for the calendar year ended December 31, 2028 (the “2028 Annual Meeting”) and until their respective successors have been duly elected and qualified (“Proposal 3”);

4	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 4”);

5.	To consider and vote upon the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all the other proposals set forth in this Proxy Statement (the “Additional Solicitation Proposal”); and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Pursuant to our Bylaws, no business is proper for consideration, or may be acted upon, at the Annual Meeting, except as set forth in the Notice of Annual Meeting of Stockholders.

The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/ensysce/2025. Please see “Questions and Answers about the Annual Meeting and Voting — 10. How do I attend the Annual Meeting?” for more information.

Shares represented by duly executed and unrevoked proxies will be voted at the Annual Meeting and any postponement or adjournment thereof in accordance with the specifications made therein. If no such specification is made, shares represented by duly executed and unrevoked proxies will be voted “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” the Additional Solicitation Proposal.

1

Questions and Answers about the Annual Meeting and Voting

1.	Why am I receiving these materials?

The Company sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting.

2.	What is the purpose of the Annual Meeting?

At the Annual Meeting, the stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders.

3.	Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on October 29, 2025 (the “Record Date”). Each stockholder will be entitled to cast one vote on the proposal presented at the Annual Meeting for each share of common stock that such holder owned as of the Record Date.

4.	What are my voting rights?

Holders of common stock are entitled to one vote per share. As of the Record Date, a total of 3,541,262 shares of common stock were outstanding. There is no cumulative voting.

5.	How do I cast my vote?

If you are a stockholder of record on the Record Date, you may vote virtually at the Annual Meeting or by submitting a ballot during the live webcast or by submitting a proxy for the Annual Meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope. Please see the answer to “— 10. How do I attend the Annual Meeting?” for additional information.

If your shares of common stock are held in “street name” by a bank, broker or other nominee, you have the right to direct your bank, broker or other nominee on how to vote the shares in your account. Please see the answer to “— 10. How do I attend the Annual Meeting?” for additional information.

6.	How do I change my vote?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You can revoke a proxy (i) by giving written revocation to the Company’s secretary, (ii) delivering an executed, later-dated proxy or (iii) voting virtually by submitting a ballot at the Annual Meeting live webcast. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked. If your common stock is held in street name and you wish to change or revoke your voting instructions, you should contact your financial institution for information on how to do so.

7.	You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the proposals.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining if a quorum exists. If you abstain from voting on a proposal, your abstention will have no effect on that proposal.

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “— 5. How do I cast my vote?” If your shares are held in street name and you do not provide voting instructions to your financial institution as described above, your financial institution does not have the discretionary authority to vote your shares regarding Proposal 1, Proposal 2, Proposal 3 or the Additional Solicitation Proposal. Therefore, we encourage you to provide voting instructions to your financial institution. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “Broker Non-Vote” will occur if your financial institution does not receive instructions from you.

8.	Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. The Company will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of the Annual Meeting.

2

9.	Where is the Annual Meeting being held?

We will hold the Annual Meeting virtually at https://www.cstproxy.com/ensysce/2025, on December 23, at 9:00 a.m. (Pacific time), unless postponed or adjourned to a later date.

10.	How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting. Any stockholder wishing to attend the Annual Meeting must register in advance. To register for and attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of common stock:

Record Owners. If you are a record holder and you wish to attend the Annual Meeting, go to https://www.cstproxy.com/ensysce/2025, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the Annual Meeting. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the Annual Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Annual Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial owners should contact Issuer Direct on or before 5:00 p.m. Eastern Time on December 21, 2025, the date that is two days prior to the Annual Meeting.

11.	What if I need more information?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Alliance Advisors, LLC

150 Clove Road

Suite 400

Little Falls NJ 07424

Toll Free: 855-206-1409

Email: ENSC@allianceadvisors.com

3

PROPOSAL 1

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE FULL ISSUANCE OF SHARES OF COMMON STOCK AND EXERCISE OF WARRANTS FOR COMMON STOCK ISSUED BY THE COMPANY TO AN INVESTOR.

Background and Overview

On November 13, 2025, Ensysce Biosciences, Inc. (the “Company” or “we”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) directly with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell in a registered direct offering (the “Registered Direct Offering”), (i) 1,513 shares (the “Shares”) of Series B Preferred Stock of the Company, par value $0.0001 per share (the “Preferred Stock”), as well as up to 665,922 shares of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”) to be issued upon conversion of the Preferred Stock (the “Underlying Shares”), for gross proceeds of approximately $1.7 million before the deduction of fees and offering expenses. The closing of the Registered Direct Offering occurred on November 14, 2025. The Preferred Stock and Underlying Shares were offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-269157), which was initially filed with the Securities and Exchange Commission (the “Commission”) on January 9, 2023 and was declared effective by the Commission on January 17, 2023 (the “Registration Statement”), including a prospectus supplement filed with the Commission on November 14, 2025.

In a concurrent private placement, pursuant to the terms of the Purchase Agreement, the Company also agreed to issue and sell 2,487 unregistered shares of Preferred Shares that are convertible into 1,094,078 shares of Common Stock, subject to adjustment, and 880,000 warrants to purchase up to 880,000 shares of Common Stock (the “Warrants”), , subject to adjustment (the “Private Placement” and, together with the Registered Direct Offering, the “Offerings”). The Company is obligated to promptly file a resale registration statement for the securities issued in the Private Placement The Warrants have an exercise price of $2.50, subject to adjustment, and are exercisable at any time on or after six months from the date of issuance until the five-year anniversary of the later of (a) the date when a registration statement covering the Warrants is declared effective (“resale effective date”) and (b) stockholder approval (the “Stockholder Approval”). The Warrants are subject to contain customary anti-dilution adjustments to the exercise price, including for share splits, share dividends, rights offering and pro rata distributions. The Warrant exercise price is also subject to adjustment (i) in the event we sell or grant any option to purchase or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any sale, grant or any option to purchase or other disposition), any common stock or common stock equivalents (other than certain exempt issuances) for, or entitling any Person to acquire shares of common stock at, an effective price per share that is lower than the Warrant exercise price then in effect, then the exercise price will be reduced to that lower price and (ii) the event of any stock dividend and split, reverse stock split, recapitalization, reorganization, or similar transaction, then an adjustment will be made as described in the Warrants. In the event we grant rights to purchase stock, warrants or other property pro rata to the record holders of our common stock (“Purchase Rights”), then each investor will also be able to obtain those Purchase Rights. In the event we declare or make a dividend or other distribution of our assets to the holders of common stock (a “Distribution”), then each investor will be entitled to participate in the Distribution as if the investor held the number of shares of common stock acquirable upon a complete exercise of the Warrant.

In the Offerings, the per share purchase price of the Preferred Stock was $1,000 with a stated value of $1,100, and the conversion price per share of Common Stock is $2.50, subject to adjustment. In no event will the total cumulative number of shares of common stock issued to the Purchaser in the Offerings under the Purchase Agreement, and pursuant to any transaction or series of transactions that may be aggregated with the Purchase Agreement under Nasdaq rules exceed 19.99% of the number of shares of Common Stock issued and outstanding on the date of execution of the Purchase Agreement (the “Exchange Cap”) unless Stockholder Approval is obtained.

The Company has filed a registration statement providing for the resale of the Common Stock, shares issuable upon the exercise of the Common Warrants and warrants issued to a financial advisor in the Private Placement within fifteen days after the closing date.

A holder of a Warrant will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or 9.99% at the election of the holder prior to the date of issuance) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

In the Purchase Agreement, subject to certain limited exceptions, we agreed that so long as the Purchase holds Preferred Stock having an aggregate stated value of $100,000, subject to certain limited exceptions, we will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, (ii) file any registration statement or any amendment or supplement thereto, other than as contemplated pursuant to a registration rights agreement that we signed with the Purchaser (other than amendments and supplements to registration statements as may be necessary to update such registration statements or keep such registration statements effective), (iii) effect or enter into an agreement to effect any issuance of Common Stock or Common Stock equivalents involving a Variable Rate Transaction, as defined below, and (iv) if Stockholder Approval has been obtained, issue Common Stock or Common Stock equivalents which would cause any adjustment of the Preferred Stock conversion price to the extent the holders of Preferred Stock would not be permitted to convert their respective outstanding Preferred Stock or exercise their respective Warrants in full.

4

“Variable Rate Transaction” means a transaction in which we (i) issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to our business or the market for the Common Stock or (ii) enter into, or effect a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby we may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided that our entry into an equity line of credit agreement and issuances of Common Stock or Common Stock equivalents pursuant to such agreement shall not constitute “Variable Rate Transactions” to the extent that such agreements are entered into with the Purchaser.

We currently intend to use the net proceeds from the Offerings, estimated to be approximately $3.6 million, for general corporate purposes, which will include continued development of our TAAP and MPAR® programs and for working capital.

The securities issued in the Private Placement were not offered pursuant to the Registration Statement, and pursuant to an exemption under the Securities laws.

The Private Placement closed on November 14, 2025. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K filed November 17, 2025, to provide investors and stockholders with information regarding its terms. It is not intended to provide any other information about the parties to the Purchase Agreement, or any of their respective affiliates. The representations, warranties and covenants in the Purchase Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to that agreement and may be subject to limitations agreed upon by the parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement. Accordingly, the representations, warranties and covenants may not accurately represent the current state of the Company’s affairs at any time.

Effect of Issuance of Additional Securities

If shareholder approval is obtained at the Annual Meeting, the Common Stock will be issued upon conversion of the Preferred Stock and Warrants will be exercisable at the discretion of the holder at an exercise price per share of $2.50. As of November 14, 2025, we had 3,541,262 shares of common stock outstanding (such amount not giving effect to the exercise of any outstanding options, warrants or any other rights to purchase our securities) (the “November 14th Outstanding Share Amount”). Based on the November 14th Outstanding Share Amount:

●	if the Purchaser were to receive the Common Stock and Warrants without regard to the Beneficial Ownership Limitation, the Purchaser would hold an aggregate of 2,640,000 shares of our common stock, equal to 75% of our outstanding common stock on a pre-transaction basis (using the November 14th Outstanding Share Amount as the denominator) and 43% of our common stock on a post-transaction basis (using 6,181,262 shares of common stock as the denominator, which includes the November 14th Outstanding Share Amount and the shares assumed issued upon exercise of the Common Warrants).

As such, the Purchaser could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchaser converts its Preferred Stock and/or exercises the Common Warrants. Additional information about dilution is set forth in the next section, “Why We Need Stockholder Approval.” Further, because of the possibility that the conversion price and exercise price may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. The exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(d) and to give our board of directors the authority to authorize any subsequent issuance(s) of common stock in excess of 19.99% of the issued and outstanding common stock as a consequence of any corporate action, including the possible negative impact of implementing a reverse stock split, that impacts the Company’s obligations under the Private Placement.

5

Our common stock is currently listed on the Nasdaq Capital Market and trades under the ticker symbol “ENSC”. As such, we are subject to Nasdaq Marketplace Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances.

Based on the November 14th Outstanding Share Amount and based on the current conversion price of the Preferred Stock and exercise price of the Common Warrants of $2.50, the conversion and/or exercise of these securities would result in the Purchaser holding an aggregate of 2,640,000 shares of our common stock, equal to 75% of our outstanding common stock on a pre-transaction basis (using the November 14th Outstanding Share Amount as the denominator) and 43% of our common stock on a post-transaction basis (using 6,181,262 shares of common stock as the denominator, which includes the November 14th Outstanding Share Amount and conversion of the Preferred Stock and exercise of the Common Warrants. Additional information about the exercise of the Warrants is set forth in the bullet paragraph under “Effect of Issuance of Additional Securities” within this Proposal 1. The exercise of the Common Warrants could, in the future, result in the issuance of more than 20% of our common stock. We generally have no control over whether the Purchaser will exercise the Warrants.

Given the foregoing, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to the Purchaser under the terms of the Securities Purchase Agreement and Warrants issued in connection with the Private Placement to allow for the full issuance and exercise of shares of common stock issued by the Purchaser.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) to allow for the full issuance and exercise of shares of common stock issued to the Purchaser would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if the Warrants are exercised, our current stockholders will own a smaller percentage of outstanding shares of our common stock.

The issuance of securities in the Private Placement, may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the Purchaser upon exercise of the Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon exercise of the Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Consequences of Not Approving this Proposal

If our stockholders do not approve this Proposal 1, the Preferred Stock will not be convertible, and the Warrants will not be exercisable, in a manner that satisfies Nasdaq Listing Rule 5635(d). As a result, to the extent that any future exercise of the Warrants would result in the issuance of more than 20% of our outstanding common stock, we would, in lieu of issuing such shares above these thresholds, be obligated to call a meeting of stockholders every forty-five (45) days to seek stockholder approval until the earlier of the date stockholder approval is obtained or the Warrants are no longer outstanding.

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement and Warrants. The full text of the Securities Purchase Agreement and forms of warrants was included in exhibits to our Current Report on Form 8-K filed with the SEC on November 17, 2025.

6

Additional Board Rationale

The Board determined that Proposal 1 is advisable and in the best interest of our stockholders and recommended that our stockholders vote in favor of Proposal 1. In reaching its determination to approve Proposal 1, the Board, with advice from our management and legal advisors, considered a number of factors, including:

●	the fact that the proceeds from the sale of the Common Stock and Warrants will provide the necessary working capital to enable us to continue clinical trials for TAAP and MPAR® technology and our lead program PF614 and our pipeline programs PF614-MPAR;

●	our continuing requirement with the investors to seek approval of Proposal 1;

●	our current financial condition, results of operations, cash flow and liquidity, which require us to raise additional capital for ongoing operational needs and to meet listing requirements; and

●	the fact that our management explored various possible financing options with other potential investors and volatility in the current financial markets, we are not aware of an ability for us to obtain the financing needed for our interim cash needs from other sources at this time.

In view of the variety of factors considered in connection with the evaluation of Proposal 1, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of the Board may have assigned different weights to different factors.

Recommendation of our Board

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE FULL ISSUANCE AND EXERCISE OF SHARES OF COMMON STOCK ISSUED BY THE COMPANY TO AN INVESTOR.

Required Vote of Stockholders

A quorum being present, this proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes for or against this proposal at the Annual Meeting in person (including virtually) or by proxy. Abstentions will have no effect on the proposal. Broker non-votes will have no effect on the proposal.

7

PROPOSAL 2

APPROVE THE AMENDMENT OF THE ENSYSCE BIOSCIENCES, INC. AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN FROM 121,457 SHARES TO 721,457 SHARES

Overview

We are proposing that our stockholders approve an amendment (the “Plan Amendment”) to our Amended and Restated 2021 Omnibus Incentive Plan (the “Plan”) solely in order to increase the aggregate number of shares of Common Stock that may be issued under the Plan from 121,457 shares to 721,457 shares.

Our Board believes that the Plan is a vital component of our compensation programs, since it allows us the ability to compensate our employees, consultants and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance, while at the same time providing an incentive to build long-term stockholder value. We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Both new hire grants and annual grants help keep employees’ interests aligned with the interests of our stockholders.

The Board believes that the approval of the Plan Amendment to increase the share reserve under the Plan is essential to build our business. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. In setting the new amount of shares authorized under the Plan (as set forth in the Plan Amendment), the Board considered, among other factors, the historical amounts of equity awards granted by the Company, the potential future grants over the next several years, decreases and increases in the number of outstanding shares during the past twelve months because of two reverse stock splits and several share issuances, that a substantial number of the options we have issued are significantly out of the money and the recommendations by the Company’s CEO for other named executive officers.

In view of the foregoing and for the reasons described below, on November 20, 2025, the Board approved the Plan Amendment, provided that the Plan Amendment is subject to approval by our stockholders and will not become effective unless and until approved by our stockholders at the Annual Meeting. Therefore, our Board and management recommend that our stockholders approve the Plan Amendment. If our stockholders do not approve the Plan Amendment, the Plan will remain in effect but without the increase in shares provided in the Plan Amendment.

Before giving effect to the Plan Amendment, as of November 14, 2025, there were 102,785 shares of Common Stock subject to outstanding awards under the Plan, with all of such awards being in the form of stock options. Before giving effect to the Plan Amendment, 14,385 shares of our Common Stock remained available for grants under the Plan. The Board believes that this share reserve amount is insufficient to meet the future incentive needs of the Company and that the share reserve amount under the Plan should be increased to 721,457 shares in the aggregate. The increase will bring the share reserve to 20% of outstanding shares.

Our Board recommends that our stockholders vote “FOR” approval of the Plan Amendment.

Principal Provisions of the Plan

The principal features of the Plan are summarized below. The following summary does not purport to be a complete description of all the provisions of the Plan. This summary of the terms of the Plan is qualified in its entirety by reference to the text of the Plan, a copy of which appears after the Plan Amendment in Annex A to this Proxy Statement.

Administration

The Plan is generally administered by a committee (referred to as the “Committee”). Our Board has appointed our Compensation Committee to serve as the “Committee.” Among other things, the Committee may select individuals to whom awards may be granted, determine the terms and conditions of such awards, and determine whether to waive or accelerate the vesting terms of such awards. The Committee may make rules and regulations and establish procedures for the administration of the Plan as it deems advisable. Subject to applicable law, the Committee may delegate to one or more of our officers the authority to grant awards to participants (other than his or herself). In the event no Committee exists which has the authority to administer the Plan, the functions of the Committee will be exercised by the Board.

Eligibility

All of our employees, consultants, and non-employee directors, as well as those of our affiliates, are eligible to receive grants of non-qualified stock options, restricted stock and other stock-based awards under the Plan. However, only employees are eligible to receive “incentive stock options” under the Internal Revenue Code of 1986, as amended (the “Code”). As of November 14, 2025, approximately 17 individuals were eligible to receive awards under the Plan, including 10 full-time employees and 7 non-employee directors. Under the Plan, grants to prospective employees or service providers are not permitted.

8

Shares Available

Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the Plan in connection with awards is 121,457 shares and (vi) an annual increase on January 1, 2026 and each anniversary thereafter prior to the termination of the plan, equal to the lesser of (A) 5% of the shares of common stock issued and outstanding on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares as determined by our Board. The annual increases would continue with the Plan Amendment.

Shares of common stock that are subject to awards will be counted against the overall limit as one share for every share granted or covered by an award. If any award is cancelled, expires or terminates unexercised for any reason, the shares covered by that award will again be available for grant under the Plan. In addition, shares that are not issued as the result of a net exercise or settlement or that are used to pay any exercise price or tax withholding obligation will again become available for the grant of new awards under the Plan. Awards settled in cash will not be deemed to use any shares of common stock under the plan. Shares of common stock that we repurchase on the open market with the proceeds of an option exercise price, however, will not be available for the grant of awards.

As of November 14, 2025, the closing price per share of Ensysce common stock was $2.06.

Non-Employee Director Limits

Under the Plan, the aggregate value of awards under the plan, together with any cash compensation, paid to a non-employee director in his or her capacity as a non-employee director may not exceed $750,000 per year ($1,000,000 for the non-employee director’s first year of service on the Board). The Plan provides that the limits are not applicable with respect to compensation earned outside of the director’s service as such, and also provides that the limits are not applicable to compensation earned by a non-employee director acting in his or her capacity as chairman of the Board or lead independent director. The Plan also permits disinterested members of the Board to make individual exceptions to these limits in extraordinary circumstances.

Types of Awards

The Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) restricted stock; and (iii) other stock-based awards, including restricted stock units.

Stock Options. Stock options granted under the Plan entitle the participant to purchase a specified number of shares of the Company’s common stock, subject to vesting provisions, at an exercise price set by the Committee at the time of grant. The Plan authorizes the Committee to grant stock options that are intended to qualify as “incentive stock options” under the Code to employees and non-qualified stock options to any eligible participant in the plan. The exercise price of a stock option may not be less than 100% of the fair market value of the Company’s common stock upon grant (not less than 110% in the case of incentive stock options granted to owners of stock possessing more than 10% of the Company’s total combined voting power). Under the Plan, the “fair market value” of a share of common stock is generally defined as the closing price of a share on the first trading date immediately preceding the applicable determination date.

The term of each stock option is established by the Committee at grant but may not exceed ten years from the grant date (five years in the case of incentive stock options granted to owners of stock possessing more than 10% of the Company’s total combined voting power). The Committee determines when each stock option may be exercised. No participant may be granted incentive stock options that would result in shares with an aggregate value (measured on the date of grant) of more than $100,000 first becoming exercisable in any one calendar year.

An option may generally be exercised only during the participant’s employment, consultancy or directorship. However, unless otherwise provided by the Committee, if the participant’s employment, consultancy or directorship terminates as a result of death or disability, then the participant (or his or her legal representative or estate) may exercise vested options for one year after termination and if the participant ceases to provide services for any other reason, then the participant may exercise vested options for 90 days after termination (under the original terms of the 2021 Plan, a participant that voluntary resigned from the Company generally could exercise vested options for 30 days after termination), in each case not to extend beyond the award’s original expiration date. Notwithstanding the foregoing, in the event of a participant’s termination for cause (or a voluntary termination when grounds for a termination for cause exist), all outstanding stock options will immediately terminate and expire.

9

The Plan provides that optionees may pay the exercise price in cash or check; by delivery to the Company of shares of the Company’s common stock owned by the participant; solely to the extent permitted by law and authorized by the Committee, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Committee to promptly deliver to the Company an amount equal to the purchase price; on such other terms and conditions as may be acceptable to the Committee (which may include a reduction in the number of shares of stock issuable upon exercise); or any combination of the foregoing.

Restricted Stock. The Committee may grant “restricted” shares of the Company’s common stock to eligible participants. Restricted stock awards are grants of shares of the Company’s common stock that are subject to risk of forfeiture or other restrictions. The purchase price for restricted stock may, but need not be, zero. Upon the award of restricted stock, the participant generally has the rights of a stockholder with respect to the right to receive dividends and the right to vote the shares. However, the payment of dividends or other distributions, if any, will not be paid unless and until the shares of restricted stock to which the dividends or distributions relate are no longer subject to a risk of forfeiture. Participants who receive restricted stock are required to enter into a restricted stock agreement with the Company, which sets forth the restrictions to which the shares are subject, including, as applicable, the date or dates on which the restrictions will lapse or any performance goals that must be satisfied for the restrictions to lapse. Awards of restricted stock may or may not be performance-based. Unless otherwise determined by the Committee, upon a participant’s termination all unvested restricted stock will be forfeited.

Other Stock-Based Awards. The Committee may grant other stock-based awards to eligible participants that are payable in, or valued in whole or part by reference to, or otherwise based on or related to shares of the Company’s common stock. For example, other stock-based awards may be granted as unrestricted shares of common stock, as payment for a bonus to a participant or as restricted stock units. The Committee determines the terms and conditions of any other stock-based awards, which may include continued employment or service over a period of time or the achievement of performance goals. Unless otherwise determined at grant, participants who receive other stock-based awards will not be entitled to receive dividends or dividend equivalents with respect to the shares of common stock covered by the award. The exercise price for any exercisable other stock-based award that is not a full share award may not be less than the fair market value of the common stock upon grant and the award may not be exercised later than the date specified by the Committee, which will be a maximum of ten years from the date of grant.

Performance Goals

Awards granted under the Plan may be granted or vest based on the attainment of specified performance goals established by the Committee. The performance goals relating to such awards may include the following criteria, among others: (i) the attainment of certain financial metrics; (ii) research and development milestones; and (iii) the successful completion of clinical trial phases. The Plan includes a list of potential performance goals, which is not exhaustive, and the Committee has discretion to determine performance goals as it deems appropriate from time to time.

Vesting Terms

While the Committee may impose minimum vesting conditions on awards granted under the Plan (generally, a one-year minimum vesting period, with a carve-out for awards with respect to 5% of shares of common stock granted under the Plan, and allowances for accelerated vesting upon certain events), the Plan does not impose minimum vesting conditions in order to give the Committee more flexibility in the Company’s early stages as a public company in negotiating appropriate equity compensation with its employees and service providers.

The Committee may in its sole discretion accelerate the vesting and lapse of restrictions of an award at any time (whether or not in connection with a Change in Control).

Transferability of Awards

The Plan generally prohibits the transfer of awards other than in connection with the participant’s death, although the plan does permit the transfer of non-qualified stock options during the participant’s life to certain immediate family members (or related estate planning entities) to the extent permitted by the Committee.

10

No Repricing

Under the Plan, the Committee may not reduce the exercise price of outstanding stock options or other exercisable awards or cancel outstanding stock options or other exercisable awards in exchange for cash, other awards or exercisable awards with an exercise price that is less than the exercise price of the original exercisable award (except to reflect a reorganization, stock split, merger, spinoff or other transaction affecting the Company’s capital structure) without obtaining stockholder approval. The Committee also may not award any exercisable award in replacement of a cancelled exercisable award with a higher price without obtaining stockholder approval.

Term; Amendments; Restrictions

The Plan was approved by the Board on November 16, 2021, and became effective when it was approved at a special meeting of stockholders held on January 26, 2022. The Plan was amended June 22, 2023, and the amendment was approved by stockholders at an annual meeting held on August 24, 2023. The Plan will remain in effect until terminated by the Board, provided that no awards may be granted under the Plan after November 16, 2031. The Board may generally amend, rescind or terminate the Plan at any time in its discretion, provided that, without stockholder approval, no amendment, suspension or termination may be made with respect to awards previously granted under the Plan that would impair the participant’s rights without his or her consent; and no amendment may be made that would: (i) increase the aggregate number of shares that may be issued under the Plan (other than an increase to reflect a reorganization, stock split, merger, spinoff or other transaction affecting the Company’s capital structure); (ii) increase the non-employee director limits set forth under the Plan (other than an increase to reflect a reorganization, stock split, merger, spinoff or other transaction affecting the Company’s capital structure); (iii) change the classification of individuals eligible to receive awards under the Plan; (iv) extend the maximum option period under the Plan; (v) remove the restrictions on re-repricing of stock options or other exercisable awards as described above; or (vi) otherwise require stockholder approval under applicable law.

Adjustments

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, any sale or transfer of all or part of the Company’s assets or business or other similar corporate event or transaction that affects our common stock, the Committee shall make such adjustments to the number and kind of shares authorized by the Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the Plan or outstanding awards, in each case as it deems to be necessary or appropriate.

Change in Control

Unless otherwise determined by the Committee at grant, in the event of a Change in Control (as defined in the Plan, which requires consummation of the applicable transaction other than in the case of a complete liquidation of the Company), awards granted under the Plan will not automatically vest on a Change in Control. Upon a Change in Control, outstanding awards may be treated in accordance with one of the following methods, as determined by the Committee in its sole discretion and without the need for the consent of any participant or the need to treat each award the same:

●	Awards, whether then vested, may be continued, assumed, have new rights substituted for them, or with respect to awards of restricted stock, receive the same distribution as other holders of shares of the Company’s common stock on the terms as determined by the Committee;

●	Unvested awards or any unvested portion thereof may be cancelled with or without consideration;

●	Awards may be cancelled in exchange for an amount of cash equal to the price per share paid in the Change in Control (less, in the case of stock options or other appreciation awards, the exercise or base price per share of common stock covered by the award), as adjusted by the Committee for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price after the consummation of the Change in Control; or

●	Stock options or other stock-based appreciation awards may be cancelled if the Change in Control price is equal to or less than the applicable exercise or base price per share of common stock subject to the award.

11

In the discretion of the Committee, any cash or substitute consideration payable upon the cancellation of an award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to consideration paid to stockholders in connection with the Change in Control. If an award is subject to Section 409A of the Code, the Committee will only be permitted to take the above actions to the extent such actions would be consistent with the intended treatment of such award under Section 409A of the Code.

In addition, in the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s common stock or assets, the Committee may, in its sole discretion, elect to terminate all outstanding exercisable awards granted under the Plan, provided that, unless otherwise determined by the Committee at or after the time of grant, during the period from notification of termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability, unless otherwise determined by the Committee), contingent on the consummation of the transaction. Further, the Committee would have discretion to accelerate the vesting of outstanding awards.

Recoupment

Awards granted under the Plan will generally be subject to Company compensation recapture policies to the extent in effect from time to time or as required by applicable law.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise or settlement of awards under the Plan are as described below. The following information is only a summary of the tax consequences of the awards. This summary does not address all aspects of U.S. federal taxation that may be relevant to a particular participant in light of his or her personal circumstances. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards, and the ownership and disposition of any underlying securities. The federal income tax consequences described below may vary with the types of grants made, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Tax laws are subject to change. Generally, all amounts taxable as ordinary income to participants under the Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.

Nonqualified Stock Options

A participant realizes no taxable income when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified stock option. A participant’s tax basis in the shares of common stock received upon exercise of a non-qualified stock option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a non-qualified stock option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Incentive Stock Options

A participant realizes no taxable income when an incentive stock option is granted or exercised. So long as the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares of common stock on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short-term or long-term capital gain (depending upon whether the shares have been held for more than one year). If the option price exceeds the amount realized upon such a disposition, the difference will be short-term or long-term capital loss (depending upon whether the shares have been held for more than one year). Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

12

Restricted Stock

Shares of restricted stock received under the Plan will be considered subject to a substantial risk of forfeiture for U.S. federal income tax purposes. If a participant who receives such shares of restricted stock does not make the election described below, the participant realizes no taxable income upon the receipt of shares of restricted stock. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will realize ordinary income equal to the fair market value of the shares at that time. A participant’s tax basis in shares of restricted stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account). By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the Participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received.

Other Stock-Based Awards

The taxation of other stock-based awards will depend upon the design of such awards.

13

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to securities that may be issued under our equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans approved by security holders	38,785	$501.65	10,596
Equity compensation plans not approved by security holders	-	-	-
Total	38,785	$501.65	10,596

Information concerning outstanding equity awards is set forth above under “EXECUTIVE AND DIRECTOR COMPENSATION - Outstanding Equity Awards at Fiscal Year-End.”

Required Vote of Stockholders

A quorum being present, the approval of the Plan Amendment Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon as of the Record Date. Abstentions will have no effect on the proposal. Broker non-votes will have no effect on the proposal.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT, AS DESCRIBED IN THIS PROPOSAL.

14

PROPOSAL 3

ELECTION OF DIRECTORS

Background and Overview

Our business and affairs are managed under the direction of the Board. Our Board currently consists of eight directors, which are divided into three classes (Class I, II and III) with Class I and III each consisting of three directors and Class II consisting of two directors.

Unless otherwise specified in the proxy, the shares voted pursuant thereto will be cast for each Class I director set forth below. If, for any reason, at the time of election any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for a substitute nominee, who would be recommended by our Board. Our Board, however, has no reason to believe that any of the nominees will be unable to serve as a director. Mr. Andrew Benton is retiring from the Board and has declined to stand for re-election, not because of any disagreement with us. We are reducing the size of the Board rather than selecting a nominee.

The following persons are our directors and executive officers:

Name	Age*	Position
Executive Officers
Lynn Kirkpatrick, Ph.D.	68	President, Chief Executive Officer and Class III Director
Geoffrey Birkett	62	Chief Commercial Officer
David Humphrey	56	Chief Financial Officer, Secretary and Treasurer
Jeffrey Millard, Ph.D.	49	Chief Operating Officer (consultant)
Linda Pestano, Ph.D.	56	Chief Development Officer
William Schmidt, Ph.D.	74	Chief Medical Officer
Directors**
Andrew Benton, J.D.	72	Class I Director
William Chang	68	Class I Director
Bob Gower, Ph.D.	87	Class II Director and Chairman of the Board
Adam S. Levin, M.D.	46	Class III Director
Steve R. Martin	63	Class III Director
Lee Rauch	71	Class I Director
Curtis Rosebraugh, M.D., MPH	67	Class II Director

*Ages presented as of December 31, 2024

The following biographical information is furnished as to each nominee for election as a director and each of our directors and executive officers.

Nominees for Election to the Board of Directors for a Three-Year Term Expiring at the 2028 Annual Meeting

William Chang has served on our Board since 2016. He serves as Chief Executive Officer of Westlake Realty Group and Chairman of Westlake International Group where he has worked for more than 40 years. Mr. Chang is an investor in the San Francisco Giants of Major League Baseball. Mr. Chang was the former Chairman of U.S. Rugby Football Union. He also served on the Board of the Asia Foundation and San Francisco Port and Social Services Commissions. Mr. Chang holds a Bachelor’s degree in Economics from Harvard University. We believe that Mr. Chang’s extensive business experience and expertise in corporate governance qualifies him to serve on our Board.

Lee Rauch has served on our Board since 2022. She is an experienced Chief Executive Officer and Strategy Advisor, has served both public and private companies. During her near 40-year career, Ms. Rauch successful built companies ranging in focus from pre-clinical research to advanced clinical development, took the lead in mergers and acquisitions and used her experience to secure financing for public and private biotech companies. Among her many leadership roles, Ms. Rauch, was notably a founding member of McKinsey & Co.’s International Pharmaceutical Practice and the Executive Chairman of Springboard Enterprises Health Innovation Hub. Most recently, Ms. Rauch, served as President and CEO of Viridian Therapeutics, Inc. Ms. Rauch received a B.S. in Chemistry from Arizona State University and an M.B.A. in Finance from the University of Chicago. We believe that Ms. Rauch’s biopharmaceutical industry experience and expertise qualifies her to serve on our Board.

Members of the Board of Directors Continuing in Office for a Term Expiring at the 2026 Annual Meeting of Stockholders

Bob Gower, Ph.D. has served as our Chairman since 2008. Dr. Gower was Chief Executive Officer of Lyondell Petrochemical from 1985 through his retirement at the end of 1996. In 1997, he acquired businesses from Howell Corporation that became Specified Fuels and Chemicals. Dr. Gower sold Specified in 2000 and, with Dr. Richard Smalley, founded Carbon Nanotechnologies, Inc. (“CNI”) that same year to develop production capabilities and applications for single wall carbon nanotubes. CNI was acquired by Unidym in 2007. Dr. Gower founded Ensysce in 2008 with the focus of using single wall carbon nanotubes in therapeutic areas. Ensysce subsequently merged with Signature Therapeutics, Inc. and changed its focus to developing safe opioid pain drugs. He has served on the Board of Directors of several public companies, including Kirby Corporation, OmNova and Keystone. He also has been and continues to be involved with several not for profit organizations and has especially focused on Communities In Schools Houston, a leading dropout prevention and mental health program, and on Southern Illinois University with focus on the chemistry department. Dr. Gower received his B.S. from SIU and his Ph.D. from the University of Minnesota. We believe that Mr. Gower’s previous board and industry experience qualifies him to serve on our Board.

15

Curtis Rosebraugh, M.D., MPH has served on our Board since 2021. He is a member of Griebel and Rosebraugh Consulting LLC since May 2018, where he is a regulatory consultant for small molecule and biological drug development. Prior to forming a consulting firm, he was employed by the Food and Drug Administration since 2000, holding the position of Director of the Office of Drug Evaluation II (“ODEII”) within the Center for Drug Evaluation and Research (“CDER”) from 2007 until his retirement in 2018, with supervisory responsibility for the evaluation of all drug products within 3 divisions: the Division of Pulmonary, Allergy and Rheumatology Products, the Division of Metabolism and Endocrinology Products and the Division of Anesthesia, Analgesia, and Addiction Products. In this position, he has overseen the development and approval of over 50 new drugs, was responsible for the planning of over 100 advisory committee meetings, led ODE II through several controversial safety issues and has received many honors and awards. Dr. Rosebraugh has been involved in the development of abuse deterrent opioid formulations and has also been involved in the development of the biosimilar program as well as many other CDER initiatives. Dr. Rosebraugh received his undergraduate degree in pharmacy in 1981, his Medical Degree in 1986 and completed a residency in Internal Medicine in 1989, all at the University of Kansas. He completed a Masters of Public Health at Johns Hopkins School of Public Health in 1999 and a Clinical Pharmacology Fellowship at Georgetown University in 2000. We believe that Dr. Rosebraugh’s regulatory experience in the biopharmaceutical industry qualifies him to serve on our Board.

Members of the Board of Directors Continuing in Office for a Term Expiring at the 2027 Annual Meeting of Stockholders

Dr. Lynn Kirkpatrick, Ph.D. has served as our Chief Executive Officer and a director since January 2009. Dr. Kirkpatrick has spent over 30 years in drug discovery and development, has initiated the clinical development of four novel drug candidates and now strives to bring highly novel and safe pain therapies to commercialization. She received a Doctor of Philosophy (“Ph.D.”) degree in Medicinal and Biomedicinal Chemistry at the University of Saskatchewan, completed a Post-Doctoral Fellowship at the Yale University School of Medicine, and became a tenured full professor in the Department of Chemistry at the University of Regina. She co-founded ProlX Pharmaceuticals, Corp. (“ProlX”) an oncology discovery company, becoming Chief Executive Officer and successfully bringing three small molecules from discovery into clinical development, two of these her own discoveries from academia. ProlX was acquired by Biomira Inc., and Dr. Kirkpatrick became the Chief Scientific Officer of the merged company to focus on the development of oncology products and vaccines. In 2009, she co-founded PHusis Therapeutics, developing targeted small molecule precision medicines for oncology. At the same time, she became our Chief Executive Officer. Dr. Kirkpatrick has published extensively in the area of targeted drug discovery, abuse deterrent pain products and holds numerous patents for novel drugs and modalities. We believe Dr. Kirkpatrick is qualified to serve on our Board because of her extensive executive experience in our industry and her service as our Chief Executive Officer.

Adam S. Levin, MD joined the Board in 2021 and is the Vice Chair of Clinical Operations for the Department of Orthopaedic Surgery at Johns Hopkins University, where he has been on faculty since 2014. He is an Associate Professor of Orthopaedic Surgery and Associate Professor of Oncology, researching treatments related to musculoskeletal oncology, while also maintaining an active clinical practice. Dr. Levin holds the Virginia M. Percy and William Algernon Percy Chair in Orthopaedic Surgery at Johns Hopkins University. He serves in additional leadership roles related to billing, coding, and practice management for the Musculoskeletal Tumor Society, the American Academy of Orthopaedic Surgeons, and the American Medical Association. Prior to joining Johns Hopkins University, Dr. Levin was an Assistant Professor of Orthopaedic Surgery at the Zucker School of Medicine at Hofstra University in New York between 2012 and 2014. From 2010 to 2012, he was a fellow of musculoskeletal oncology and Clinical Instructor at Memorial Sloan-Kettering Cancer Center, following his residency training at the North Shore/LIJ Health System (now Northwell Health) from 2005 to 2010. He has been a member of leadership fellows programs through the North Shore/LIJ Physician High Potential Program, the American Academy of Orthopaedic Surgeons, and the American Orthopaedic Association. Dr. Levin has also continued to serve as Associate Editor for CME for the Journal of Bone and Joint Surgery since 2016, and is on the Steering Committee for the Musculoskeletal Tumor Registry. Dr. Levin served as a subject-matter consultant to our predecessor, LACQ, during their initial review of our preclinical and Phase I clinical trial results. Dr. Levin holds a B.S. in Biology with a concentration in Animal Physiology from Cornell University, an M.D. from New York Medical College, and is currently studying at the Johns Hopkins University Carey School of Business for an M.B.A. with a specialization in Healthcare Management, Innovation, and Technology. We believe that Dr. Levin is qualified to serve as a member of our Board based on his academic and practice experience and his detailed knowledge of value-based care, acute and chronic pain management, novel drug design, and health care operations and management.

16

Steve R. Martin has served as a member of our Board since 2020. Mr. Martin was formerly Senior Vice President and Chief Financial Officer of Armata Pharmaceuticals, Inc., a clinical development stage biotechnology company listed on New York Stock Exchange, from January 2016 until his retirement from the position on June 30, 2022. Previously, Mr. Martin served as Senior Vice President and Chief Financial Officer of Applied Proteomics, Inc., a molecular diagnostics company, from December 2014 to August 2015. From June 2011 to December 2014, Mr. Martin served as Senior Vice President and Chief Financial Officer of Apricus Biosciences, Inc. (“Apricus”), a publicly traded pharmaceutical company, and served as the Interim Chief Executive Officer of Apricus from November 2012 through March 2013. From 2008 to January 2011, Mr. Martin served as Senior Vice President and Chief Financial Officer of BakBone Software (“BakBone”), a publicly traded software company. During his final 10 months with BakBone until the company’s acquisition in January 2011, Mr. Martin also served as BakBone’s Interim Chief Executive Officer. From 2005 to 2007, Mr. Martin served as Chief Financial Officer of Stratagene Corporation, a publicly traded research products and clinical diagnostics company. Mr. Martin’s previous experience also includes serving as Controller with Gen-Probe Incorporated, a publicly traded molecular diagnostics company, as well as 10 years with Deloitte & Touche LLP, a public accounting firm. Mr. Martin holds a Bachelor in Science in Accounting from San Diego State University and is a certified public accountant (inactive). We believe that Mr. Martin’s expertise in biopharmaceutical industry and accounting expertise qualifies him to serve on our Board.

Executive Officers who are not directors

Geoffrey Birkett has served as our Chief Commercial Officer since 2018. He has over 30 years of experience in the Pharmaceutical and Biotechnology area. He started his career as a biochemist at the Royal Victoria Infirmary in Newcastle-upon-Tyne, England. He then moved into the pharmaceutical industry, where he focused on pain/addiction and neuroscience throughout his career. He has developed and launched several groundbreaking therapies, including Nicorette (POM) and (OTC), Lexapro and several other psychiatry agents with Lundbeck. Mr. Birkett assisted on the launch of Prozac and Humatrope (human growth hormone) with Eli Lilly. He assisted in moving Seroquel from Phase 2 to global market leader with multi-billion dollar sales and he also participated in the launch of Zomig for migraines, which became a European market leader. He worked for most of his pharmaceutical career at AstraZeneca plc in both the United Kingdom and the United States, where he held many roles including overseeing the global oncology division. When the AstraZeneca merger took place, Mr. Birkett ran the merger process outside the United States across all markets, and ran a corporate change program to streamline research and development involving 67,000 staff. Since leaving AstraZeneca, Mr. Birkett has held multiple roles in biotech companies as senior officer or as a consultant. He is co-founder of a novel drug delivery company and has consulted for IPSOS, a large global research and consulting firm. He also served as president for North America/Canada of INDIVIOR, a large company producing addiction treatment drugs. Mr. Birkett joined us in 2018 and is focused on building a world class commercial team. Mr. Birkett attended Henley Business College in London and INSEAD Business School in France where he studied general management and a global leadership.

David Humphrey has served as our Chief Financial Officer since 2021. Prior to joining the Company, Mr. Humphrey was most recently Chief Financial Officer of Senomyx, Inc. (“Senomyx”), a publicly held biotechnology company focused on taste science. In his previous employment, he guided public company financial reporting, including Forms 10-K, 10-Q, 8-K, S-3, S-8, proxy statements and SOX internal controls compliance, and acted as primary liaison with the audit committee and external auditors. Mr. Humphrey advised Senomyx’s board of directors, as part of core executive management team, in a $75 million acquisition by Firmenich SA, a private Swiss multinational flavor and fragrance company. Previously, he held finance and accounting leadership positions and consulted at numerous life sciences companies, including ActivX Biosciences, Aurora Biosciences and Gensia. Mr. Humphrey started his career as an accountant at Price Waterhouse. He holds a Bachelor of Science with Honors in Accountancy from the University of Illinois at Urbana-Champaign and is a Certified Public Accountant (inactive) in California.

Jeffrey Millard, Ph.D. has served as our Chief Operating Officer since 2019. Dr. Millard has both academic and industrial experience in chemistry and pharmaceutical sciences covering all aspects of chemistry, manufacturing, and controls, or CMC. He has been involved in both start-up biotech as well as small and mid-sized public biopharmaceutical companies. Dr. Millard has been directly responsible for research and development activities and writing of more than seven IND submissions and Investigational Medicinal Product Dossiers, or IMPDs. He has directed the CMC efforts from discovery and in-licensing through commercial launch activities. His experience covers the application programming interface, or API, lifecycle (from synthetic route scouting, process chemistry, analytical chemistry development and validation, cGMP production and release of API, to QbD and process validation), and drug product development through manufacture. Dr. Millard received a Bachelor of Arts from Rice University and a Ph.D. in Pharmaceutical Sciences from the University of Arizona.

17

Linda Pestano, Ph.D. has served as our Chief Development Officer since 2021. Dr. Pestano has worked throughout her career to guide the development of novel therapeutics to improve patient outcomes and quality of life. She has 20 years of experience developing vaccines, drugs and novel biologics for a diverse range of indications. She has been instrumental in guiding new therapies, including small molecules, nucleic acids, and biologicals through development into clinical trials. Dr. Pestano’s expertise spans lead development, pre-clinical and translational studies, and interacting with multiple regulatory agencies. Dr. Pestano received her PhD from Tufts University and undertook a Post-Doctoral Fellowship with Dana Farber Cancer Institute at the Harvard Medical School in Boston.

William K. Schmidt, Ph.D., has served as our Chief Medical Officer since 2016. He is also the Head of NorthStar Consulting, the Parliamentarian and a former president of the Eastern Pain Association, the largest regional affiliate of the American Pain Society. He has over 25 years of pharmaceutical industry experience with a special emphasis on the discovery and development of novel analgesic and narcotic antagonist drugs. He was previously Vice President of Clinical Development for CrystalGenomics (Seoul, South Korea) and its United States subsidiary, CG Pharmaceuticals (Emeryville, CA); Senior Vice President of Development at Limerick BioPharma; Vice President, Clinical Research, for Renovis, Inc.; and Vice President, Scientific Affairs and acting Vice President, Clinical Research and Development, at Adolor Corporation. At Adolor Corporation, Dr. Schmidt was a key member of the team leading to the clinical development, NDA filing, and FDA approval of Entereg® (alvimopan), a peripherally acting opioid antagonist. Currently Dr. Schmidt serves as an expert on pain medicine pharmaceutical development with pharmaceutical and biotech companies throughout North America, Europe, Asia, Latin America, and Australia. Dr. Schmidt received a Bachelor of Arts degree from the University of California Berkeley and his Ph.D. University of California-San Francisco.

There are no family relationships among any of our directors or executive officers.

Required Vote of Stockholders

A nominee for director shall be elected to the Board of Directors if the votes properly cast “FOR” such nominee’s election exceed the votes properly cast “AGAINST” such nominee’ election (with “ABSTENTIONS” and broker non-votes not counted as votes cast either “FOR” or “AGAINST” any director’s election).

Recommendation of our Board

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

Composition of the Board

Our business and affairs are managed under the direction of the Board. Our Board consists of eight directors, which are divided into three classes (Class I, II and III) with Class I and III each consisting of three directors and Class II consisting of two directors. Because Director Benton, a Class I director, is retiring and we are not nominating a substitute, we are reducing the size of our Board to seven directors and reducing the size of Class I to two directors.

18

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board determined that each of Bob Gower, William Chang, Steve R. Martin, Adam S. Levin, Lee Rauch and Curtis Rosebraugh is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, the Board considered the current and prior relationships that each non-employee director has and will have with us and all other facts and circumstances that the Board deems relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director (and related entities) and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.”

Board Committees

The standing committees of our Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may from time to time establish other committees. Each of the committees reports to the Board.

Our president and chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls.

Audit Committee

We have an audit committee consisting of Steve R. Martin, who serves as the chairperson, Bob Gower and Lee Rauch.

Each member of the audit committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Steve R. Martin qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq.

The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our Board in overseeing and monitoring (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the performance of our independent registered public accounting firm.

Our Board adopted a written charter for the audit committee, which is available on our website.

Compensation Committee

We have a compensation committee consisting of Adam Levin, who serves as the chairperson, Bob Gower, William Chang, and Lee Rauch.

The purpose of the compensation committee is to assist our Board in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee report, if required to be included in our proxy statement under the rules and regulations of the SEC.

Our Board adopted a written charter for the compensation committee, which is available on our website.

Nominating and Corporate Governance Committee

We have a nominating and corporate governance committee, consisting of Lee Rauch, who serves as chairperson, Bob Gower, Steve R. Martin and Curtis Rosebraugh.

The purpose of our nominating and corporate governance committee is to assist our Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to us, (5) overseeing the evaluation of the Board and management and (6) handling such other matters that are specifically delegated to the committee by the Board from time to time.

Our Board adopted a written charter for the nominating and corporate governance committee, which is available on our website.

19

Role of Board in Risk Oversight

The Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to the Board by the audit committee. The audit committee represents the Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discuss all significant areas of our business and summarize for the Board all areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

Our Board has adopted a policy providing for the recovery of erroneously awarded incentive-based compensation received by our executive officers during an applicable recovery period (the “Clawback Policy”). Under the Clawback Policy, in the event that financial results upon which any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure becomes the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the Compensation Committee will conduct a review of awards covered by the Clawback Policy and recoup any erroneously awarded incentive-based compensation to ensure that the ultimate award reflects the financial results as restated. The Clawback Policy covers any erroneously awarded incentive-based compensation during the last completed three fiscal years immediately preceding the date on which we are required to prepare an accounting restatement.

Meetings and Attendance

During the year ended December 31, 2024 there were five meetings of the Board, four meetings of the Audit Committee, one meeting of the Compensation Committee, and no meetings of the Nominating and Corporate Governance Committee. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which they served during the period they served in 2024. All members of the Board are encouraged to attend our annual meetings of stockholders. All our directors attended our annual meeting of stockholders in 2024.

Board Leadership Structure

Our current Board leadership structure separates the positions of Chief Executive Officer and Chairperson of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board, is primarily responsible for our operations and strategic direction, while our Board Chairperson, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board believes that this is the most appropriate structure at this time but will make future determinations regarding whether to separate the roles of Chair and Chief Executive Officer based on then-current circumstances.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines which describe the principles and practices that our Board will follow in carrying out its responsibilities. These guidelines cover a number of areas including the role, responsibilities, size and composition of the Board, director selection criteria, independence of directors, selection of Chairperson of the Board and Chief Executive Officer, director compensation, change in present job responsibility, director orientation and continuing education, lead director, term limits, Board meetings, Board committees, expectations of directors, management succession planning, evaluation of Board performance, Board compensation, and executive sessions. A copy of our corporate governance guidelines is available on our investor relations website.

Board Evaluations

Our Board is responsible for reviewing the effectiveness of the committees and reviewing our succession plans for Chief Executive Officer and other key positions.

Code of Ethics

We adopted a code of business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website and as an exhibit to our Annual Report on Form 10-K. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. Our code of business conduct prohibits our directors, officers or employees who have access to material, non-public information from using that information for securities trading purposes or for any purpose unrelated to our business.

Communications with our Board

Our Board has not determined that a written process for communications with the Board is necessary given the volume of communications that are received. The Board will consider stockholder questions and comments to be important and endeavor to respond promptly and appropriately, even though the Board may not respond to all stockholder inquiries directly.

20

PROPOSAL 4

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Overview

On June 3, 2025, we were notified that Moss Adams LLP (“Moss Adams”), our independent registered public accounting firm, merged with Baker Tilly US, LLP effective on June 3, 2025. The combined audit practices operate as Baker Tilly US, LLP (“Baker Tilly”). In connection with the notification of the merger, Moss Adams resigned as our auditors and the Audit Committee of our Board approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm, effective as of the date of the merger.

On April 10, 2023, the Audit Committee of our Board appointed Moss Adams as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023. Mayer Hoffman McCann P.C. (“Mayer Hoffman”) served as our independent registered public accounting firm between 2017 and our dismissal of that firm on April 10, 2023.

The Audit Committee intends to periodically consider whether to rotate our independent auditor in order to assure continuing auditor independence. The Board and the members of the Audit Committee believe that the selection of Baker Tilly as the Company’s independent auditor for the fiscal year ending December 31, 2025 is in the best interests of the Company and its stockholders. Although ratification by stockholders of the selection of Baker Tilly is not required by our Bylaws, and the Audit Committee may rotate our independent auditor even if such ratification is obtained, the Board believes that submitting this matter to a vote is a good corporate practice. In the event of a negative vote on ratification, the Audit Committee will consider whether to select another independent auditor.

We expect that representatives of Baker Tilly will attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Required Vote of Stockholders

Approval of this proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon as of the Record Date. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions will have no effect on the proposal. Broker non-votes will have no effect on the proposal.

21

Recommendation of our Board

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

AUDIT AND OTHER FEES

The Audit Committee of our Board appointed Moss Adams as our independent registered public accounting firm to audit our consolidated financial statements for each of the fiscal years ending December 31, 2024 and December 31, 2023.

The following table sets forth the aggregate fees incurred for our independent registered accounting firm for the fiscal years ended December 31, 2024 and 2023. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described below the table.

	2024	2023
Audit Fees	$409,678	$472,850
Audit-Related Fees	30,500	76,125
Tax Fees	-	-
All Other Fees	-	-
Total	$440,178	$548,975

Audit fees. Consist of fees incurred for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements. These fees also include the review of registration statements and the delivery of consents in connection with registration statements. The amount for fiscal year 2023 includes $89,250 for the audit of the year ended December 31, 2022, completed in conjunction with the audit of the year ended December 31, 2023.

Audit-related fees. Consist of fees incurred for professional services rendered for the compliance audit in accordance with the audit requirements of Title 2 U.S. Code of Federal Regulations Part 200, Uniform Administrative Requirements, Cost Principles, and Audit Requirements for Federal Awards related to funding under federal government grants.

Tax fees. There were no fees billed for tax fees for the fiscal years ended December 31, 2024, and 2023.

All other fees. There were no fees billed for professional services rendered for other compliance purposes for the fiscal years ended December 31, 2024, and 2023.

All audit-related and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of the firm’s independence in the conduct of its auditing functions.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2024, with management and Moss Adams, the Company’s independent registered public accounting firm, which review and discussion occurred prior to the appointment of Baker Tilly. In addition, the Audit Committee has discussed with Moss Adams the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees (AS 1301). The Sarbanes-Oxley Act of 2002 (“SOX”) requires certifications by the Company’s chief executive officer and chief financial officer in certain of the Company’s filings with the Securities and Exchange Commission (“SEC”). The Audit Committee discussed the review of the Company’s reporting and internal controls undertaken in connection with these certifications with the Company’s management and Moss Adams. The Audit Committee also reviewed and discussed with the Company’s management and Moss Adams the Company’s evaluation of internal control over financial reporting in accordance with Section 404 of SOX. The Audit Committee has further periodically reviewed such other matters as it deemed appropriate, including other provisions of SOX and rules adopted or proposed to be adopted by the SEC and Nasdaq.

22

The Audit Committee also has received the written communications from Moss Adams regarding the auditor’s independence pursuant to the applicable requirements of the PCAOB Ethics and Independence Rule 3526, and it has reviewed, evaluated and discussed the written disclosures with Moss Adams and its independence from the Company. The Audit Committee also has discussed with the Company’s management and Moss Adams such other matters and received such assurances from them as it deemed appropriate.

Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to the Company’s Board of Directors the inclusion of the Company’s audited financial statements for the year ended December 31, 2024, in the Company’s Annual Report on Form 10-K for such year filed with the SEC.

THE AUDIT COMMITTEE

Steve R. Martin, Chairperson

Bob Gower

Andrew Benton

This report is not deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference.

EXECUTIVE & DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers. Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers, for the year ended December 31, 2024, were:

●	Lynn Kirkpatrick, Ph.D., Chief Executive Officer;
●	David Humphrey, Chief Financial Officer; and
●	Geoff Birkett, Chief Commercial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table sets forth information concerning the compensation earned by our NEOs in respect of our fiscal years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock and Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Dr. Lynn Kirkpatrick, PhD.	2024	432,042	-	-	-	10,350	442,392
Chief Executive Officer	2023	404,875	-	93,800	-	9,900	508,575
Dave Humphrey	2024	360,917	-	-	-	10,350	371,267
Chief Financial Officer	2023	338,250	-	93,800	-	9,900	441,950
Geoff Birkett	2024	333,625	-	-	-	10,009	343,634
Chief Commercial Officer	2023	312,625	-	70,350	-	9,379	392,354

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the restricted stock awards and stock option awards granted. This amount has been computed in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718. This amount does not reflect the actual economic value that will be realized by a named executive officer upon the vesting of the stock awards or stock options, the exercise of the stock options, or the sale of the common stock underlying such awards.

(2)	Amounts shown represent 401(k) matching contributions.

23

Narrative Disclosure to Summary Compensation Table

Elements of Compensation in 2024

The compensation of our NEOs generally consists of base salary, annual cash bonus opportunities and long-term incentive compensation in the form of equity awards, as described below.

Base Salary

The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. Base salaries were initially set at the time each NEO commenced employment with us, are reviewed annually and may be increased based on the individual performance of the NEO, company performance, any change in the executive’s position within our business, the scope of the executive’s responsibilities and any changes thereto. Effective March 1, 2024, the NEO’s annual base salary rates were $435,500 for Dr. Kirkpatrick, $363,800 for Mr. Humphrey and $336,300 for Mr. Birkett. A five percent (5%) cost of living increase was approved for executive officers, effective March 1, 2025.

Annual Performance-Based Bonuses

Each of our NEOs’ performance-based cash bonus opportunity is expressed as a percentage of base salary that can be achieved at a target level by meeting predetermined Company performance objectives established by the Board or the Compensation Committee. The annual bonus for Dr. Kirkpatrick is targeted at 50% of her base salary, and Mr. Humphrey and Mr. Birkett’s annual bonuses are targeted at 30% of their respective base salary. There are no amounts accrued for bonuses as of December 31, 2024.

Long-Term Equity Incentives

In 2021, the Company established the 2021 Amended and Restated Plan, which currently has reserved 121,457 awards for issuance.

Employment Agreements with our NEOs

Dr. Lynn Kirkpatrick, Ph.D.

In September 2021, we entered into an employment offer letter with Dr. Kirkpatrick. The offer letter provides for Dr. Kirkpatrick’s at-will employment as our Chief Executive Officer and sets forth her annual base salary of $380,000, which is subject to annual adjustment by the Board of Directors. Additionally, the letter provides for her initial target annual bonus opportunity of up to 50% of base salary. The offer letter also indicates that Dr. Kirkpatrick is eligible to be granted certain stock awards under our equity incentive plan.

Dr. Kirkpatrick’s offer letter provides for severance benefits upon a termination of her employment by the Company without “cause”, or upon her resignation for “good reason”, in an amount equal to twelve (12) months of her then current base salary (ignoring any decrease in base salary that forms the basis for good reason); provided, however, that the payment of such benefits is subject to Dr. Kirkpatrick’s continued compliance with her obligations under her “At-Will, Confidential Information and Assignment of Inventions Agreement” and her execution of a general release of claims. Additionally, if such termination without cause or for good reason occurs within the one (1) month prior to, or during the twelve (12) month period immediately following a change in control, then all outstanding equity awards subject to time-based vesting will become fully vested on the later of Dr. Kirkpatrick’s termination date and the change in control. Cause and good reason are as defined in Dr. Kirkpatrick’s offer letter.

24

Dave Humphrey

In February 2021, we entered into an employment offer letter with Mr. Humphrey. The offer letter provided for Mr. Humphrey’s at-will employment as our Chief Financial Officer at an initial annual base salary of $320,000, which is subject to annual adjustment by the Board of Directors. Additionally, the letter provided for his initial target annual bonus opportunity of up to 30% of base salary. The offer letter also indicates that Mr. Humphrey is eligible to be granted certain stock awards under our equity incentive plan.

Mr. Humphrey’s offer letter provides for severance benefits upon a termination of his employment by the Company without “cause”, or upon his resignation for “good reason”, in an amount equal to six (6) months of his then current base salary (ignoring any decrease in base salary that forms the basis for good reason); provided, however, that the payment of such benefits is subject to Mr. Humphrey’s continued compliance with his obligations under his “Confidential Information and Assignment Agreement” and his execution of a general release of claims. Additionally, if such termination without cause or for good reason occurs within the one (1) month prior to, or during the twelve (12) month period immediately following a change in control, then all outstanding equity awards subject to time-based vesting will become fully vested on the later of Mr. Humphrey’s termination date and the change in control. Cause and good reason are as defined in Mr. Humphrey’s offer letter.

Geoff Birkett

In July 2021, we entered into an employment offer letter with Mr. Birkett. The offer letter provides for Mr. Birkett’s at-will employment as our Chief Commercial Officer and sets forth his annual base salary of $300,000, which is subject to annual adjustment by the Board of Directors. Additionally, the letter provides for his initial target annual bonus opportunity of up to 30% of base salary. The offer letter also indicates that Mr. Birkett is eligible to be granted certain stock awards under our equity incentive plan.

Mr. Birkett’s offer letter provides for severance benefits upon a termination of his employment by the Company without “cause”, or upon his resignation for “good reason”, in an amount equal to three (3) months of his then current base salary (ignoring any decrease in base salary that forms the basis for good reason); provided, however, that the payment of such benefits is subject to Mr. Birkett’s continued compliance with his obligations under his “Confidential Information and Assignment Agreement” and his execution of a general release of claims. Additionally, if such termination without cause or for good reason occurs within the one (1) month prior to, or the twelve (12) month period immediately following a change in control, then all outstanding equity awards subject to time-based vesting will become fully vested on the later of Mr. Birkett’s termination date and the change in control. Cause and good reason are as defined in the offer letter.

At-Will, Confidential Information and Assignment of Inventions Agreement

In connection with each respective offer letter, Dr. Kirkpatrick, Mr. Birkett and Mr. Humphrey entered into an “At-Will, Confidential Information and Assignment of Inventions Agreement” (the “Confidentiality Agreement”). The Confidentiality Agreements include customary prohibitions against solicitation of our customers and employees, both during employment and for two (2) years following any cessation of employment. The Confidentiality Agreements also include standard provisions relating to the Company’s intellectual property rights and prohibit the executive from disclosing confidential information. The Confidentiality Agreements are incorporated by reference into the offer letters and payment of any severance benefits under each executive’s offer letter is conditioned on continued compliance with his or her Confidentiality Agreement.

Other Benefits

We currently provide welfare benefits that are available to all of our employees, including our NEOs, including health, dental, vision and group life insurance.

Effective January 1, 2022, we put into place the Ensysce Biosciences, Inc. 401(k) Plan” (the “401(k) Plan”). The 401(k) Plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis and under which we are permitted to make safe harbor employer contributions. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) Plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. Under the 401(k) Plan, we make employer contributions to all employees, regardless of an employee’s contributions (or lack thereof), in an amount equal to 3% of the employee’s eligible compensation.

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.

25

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity awards held by our NEOs as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Dr. Lynn Kirkpatrick, PhD.	1/15/2016	74	0	11,484.00	1/15/2026	-	-
	1/4/2017	128	0	6,588.00	1/4/2027	-	-
	2/5/2018	228	0	6,048.00	2/5/2028	-	-
	3/1/2019	183	0	9,324.00	2/28/2029	-	-
	3/15/2019	2	0	9,324.00	3/14/2029	-	-
	2/17/2022	39	17	5,040.00	2/17/2032	-	-
	10/25/2023	6,667	0	17.70	10/25/2033	-	-
Dave Humphrey	2/4/2022	73	4	11,268.00	2/4/2032	-	-
	2/17/2022	16	7	5,040.00	2/17/2032	-	-
	10/25/2023	6,667	0	17.70	10/25/2033	-	-
Geoff Birkett	10/1/2018	6	0	9,324.00	9/30/2028	-	-
	3/1/2019	92	0	9,324.00	2/28/2029	-	-
	2/17/2022	9	5	5,040.00	2/17/2032	-	-
	10/25/2023	5,001	0	17.70	10/25/2033	-	-

Pay Versus Performance

In August 2022, the SEC adopted additional disclosure requirements regarding the relationship between a registrant’s executive compensation and its financial performance. SEC rules in Item 402(v) of Regulation S-K require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value earned by or paid to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. For further information concerning our executive compensation program and our pay-for-performance philosophy, refer to the preceding compensation discussion.

The following table sets forth specified executive compensation and financial performance measures for our two most recently completed fiscal years, as required under transitional guidance for Smaller Reporting Companies provided by the SEC. We have not paid dividends and do not sponsor any pension arrangements; thus, no adjustments are made for these items.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (Loss)
2024	$442,392	$442,392	$357,451	$357,451	$0.01	($7,987,225)
2023	$508,575	$507,187	$417,152	$416,177	$0.09	($10,626,011)
2022	$622,609	$152,787	$573,787	$372,469	$0.80	($25,085,496)

(1)	For all fiscal years presented, the principal executive officer (“PEO”) was our Chief Executive Officer, Dr. Lynn Kirkpatrick.
(2)	The amounts disclosed reflect the following adjustments to the amounts reported in the Summary Compensation Table for the PEO:

26

Year	Less: Grant Date Value of Equity Awards	Fair Value as of Year End of Awards Granted in the Year and Outstanding and Unvested as of Year End	Change in Fair Value of Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Awards Granted and Vested in the Year	Change in Fair Value of Awards Granted in Prior Years that Vested in the Year	Less: Fair Value as of Prior Year End of Awards Forfeited in the Year	Total Adjustments
2024	$-	$-	$-	$-	$-	$-	$-
2023	$(93,800)	$-	$(809)	$93,800	$(579)	$-	$(1,388)
2022	$(214,914)	$1,574	$-	$-	$-	$(256,482)	$(469,822)

(3)	For all fiscal years presented, the Non-PEO NEOs were Dave Humphrey and Geoff Birkett.
(4)	The amounts disclosed reflect the following adjustments to the amounts reported in the Summary Compensation Table for the Non-PEO NEOs:

Year	Less: Grant Date Value of Equity Awards	Fair Value as of Year End of Awards Granted in the Year and Outstanding and Unvested as of Year End	Change in Fair Value of Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Awards Granted and Vested in the Year	Change in Fair Value of Awards Granted in Prior Years that Vested in the Year	Less: Fair Value as of Prior Year End of Awards Forfeited in the Year	Total Adjustments
2024	$-	$-	$-	$-	$-	$-	$-
2023	$(82,075)	$-	$(362)	$82,075	$(613)	$-	$(975)
2022	$(246,113)	$997	$-	$43,798	$-	$-	$(201,318)

(5)	Total Shareholder Return is calculated as the sum of (i) the cumulative amount of dividends for the measurement period, assuming reinvestment of all dividends, if any, plus (ii) the cumulative increase or decrease in the price of our common stock each respective year, divided by the price of our common stock at the beginning of the measurement period.

27

Relationship Between Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

Relationship Between Compensation Actually Paid and Net Income (Loss)

Director Compensation

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our non-employee directors for services rendered to us as of December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)

Bob Gower	25,000	—	25,000
William Chang	7,500	—	7,500
Andrew Benton	7,500	—	7,500
Steve Martin	15,000	—	15,000
Adam Levin	10,000	—	10,000
Lee Rauch	10,000	—	10,000
Curt Rosebraugh	7,500	—	7,500

28

PROPOSAL 5

ADJOURNMENT OF THE ANNUAL MEETING

If at the time of the Annual Meeting, the number of shares of the Company’s common stock voting in favor of one or more of the proposals set forth in this Proxy Statement is insufficient to approve one or more of those proposals, we may move to adjourn the Annual Meeting in order to allow us to continue to solicit additional proxies in favor of the proposals set forth in this Proxy Statement that require additional “FOR” votes for their approval.

The Board believes that it is in the best interests of the Company’s Stockholders to have each of the proposals approved and implemented, and, therefore, enabling us to adjourn the meeting to continue to solicit proxies for one or more of the proposals is advisable. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

The Board Recommends a Vote “FOR” the Adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement and proxies that are returned will be so voted unless otherwise instructed.

Required Vote of Stockholders

A quorum being present, this proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes for or against this proposal at the Annual Meeting in person (including virtually) or by proxy. Abstentions will have no effect on the proposal. Broker non-votes will have no effect on the proposal.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the agreements and arrangements described under the section entitled “Executive & Director Compensation” and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which (i) we were, or will be, a participant; (ii) the amount involved exceeded, or will exceed, $120,000 or 1% of the average of our total assets at December 31, 2023 and 2024; and (iii) in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

EBIR

We own 79.2% of the issued and outstanding shares of EBIR, a clinical stage pharmaceutical company that is developing a compound utilized in our overdose protection program for the treatment of COVID-19. The other 20.8% is owned by two affiliates of Ensysce and Mucokinetica. Specifically, our Chief Executive Officer and Director, Dr. Lynn Kirkpatrick, owns 9.9%, our former Chief Business Officer owns 9.9% and Mucokinetica owns 1.0%. Dr. Kirkpatrick is also Chief Executive Officer of EBIR. There is no revenue sharing agreement between us and EBIR. We currently conduct no operations through EBIR.

29

Convertible Notes

In an offering that closed in October and November 2023, Bob Gower, our Chairman, purchased an aggregate principal amount of notes of $216,000 for a purchase price of $200,000 and warrants that may be exercised for an aggregate of 29,547 shares of common stock. The per share conversion price of the notes and the per share exercise price of the warrants is $23.5125.

Related Party Transaction Policy

The Board previously adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

An “Immediate Family Member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person sharing the household (other than a tenant or employee).

A “Related Party” means any (a) person who is or was (since the beginning of the last fiscal year for which we have filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director of the Company, (b) greater than 5% beneficial owner of the Company’s outstanding common stock, or (c) Immediate Family Member of any of the foregoing.

A “Related Person Transaction” is any Transaction involving the Company in which a Related Party has or will have a direct or indirect material interest, as determined by the Audit Committee.

A “Transaction” means any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness and transactions involving employment and similar relationships.

Under the policy, the following types of Transactions are deemed not to create or involve a material interest on the part of the Related Party, nor will they require approval or ratification, under the policy:

●	Transactions involving the purchase or sale of products or services in the ordinary course of business, not exceeding $50,000 or, if the Company is a “smaller reporting company” as defined under the Securities Act, if less, one percent of the average of the Company’s total assets as of December 31st for the last two completed fiscal years.

●	Transactions in which the Related Party’s interest derives solely from his or her service as a director of another corporation or organization that is a party to the Transaction.

●	Transactions in which the Related Party’s interest derives solely from his or her ownership of less than 5% of the equity interest in another person (other than a general partnership interest) which is a party to the Transaction.

●	Transactions in which the Related Party’s interest derives solely from his or her ownership of a class of equity securities of the Company and all holders of that class of equity securities received the same benefit on a pro rata basis (e.g., dividends).

●	Transactions in which the Related Party’s interest derives solely from his or her service as a director, trustee or officer (or similar position) of a not-for-profit organization or charity that receives donations from the Company, which donations are made pursuant to the Company’s matching program, as a result of contributions by employees, that is available on the same terms to all employees of the Company.

●	Compensation arrangements of any executive officer, other than an individual who is an Immediate Family Member of a Related Party, if such arrangements have been approved or recommended to the Board for approval by the Compensation Committee.

●	Director compensation arrangements, if such arrangements have been approved by the Board or the Compensation Committee of the Board.

●	Transactions with a Related Party in which the rates or charges involved in the Transaction are determined by competitive bids, or the Transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

●	Indemnity payments made to directors and executive officers in accordance with the Company’s then existing certificate of incorporation, bylaws and applicable laws.

●	Transactions with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

Pursuant to its Audit Committee charter, the Audit Committee will have the responsibility to review, approve or ratify any Related Person Transactions.

30

VOTING AND PROXY PROCEDURES

Record Date; Voting Rights and Outstanding Shares

Only holders of record of our common stock as of the close of business on October 29, 2025, are entitled to receive notice of, and to vote at, the Annual Meeting. Each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on the Record Date, there were 3,541,262 shares of common stock outstanding.

Holders of record who hold shares of common stock directly on the Record Date must return a proxy by one of the methods described on the proxy card or attend the Annual Meeting virtually to vote on the proposals. To attend the Annual Meeting, holders of record must go to https://www.cstproxy.com/ensysce/2025, enter the control number received on the proxy card or notice of the meeting and click on the “Register” button. Holders of record will need to log back into the meeting site using the control number previously provided, immediately prior to the start of the Annual Meeting. Holders of record must register before the Annual Meeting starts.

Investors who hold shares of common stock indirectly on the Record Date (“Beneficial Holders”) through a brokerage firm, bank or other financial institution (each a “Financial Institution”) must obtain a legal proxy from the Financial Institution and e-mail a copy of the legal proxy to proxy@continentalstock.com to have their shares voted in accordance with their instructions, as Financial Institutions do not have discretionary voting authority with respect to any of the proposals described in this Proxy Statement. Financial Institutions that do not receive voting instructions from Beneficial Holders will not be able to vote those shares. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Annual Meeting. Beneficial Owners that have obtained a meeting control number will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial owners should contact Issuer Direct on or before 5:00 p.m. Eastern Time on December 21, 2025, the date that is two days prior to the Annual Meeting.

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing one-third of the outstanding shares of our common stock (present in person (including virtually) or represented by proxy) will constitute a quorum. We will appoint an election inspector, who may be a Company employee, for the meeting to determine whether a quorum is present and to tabulate votes cast by proxy or in person (including virtually) at the Annual Meeting. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

31

Votes Required for Each Proposal

To approve the proposals being considered at the Annual Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Proposal 1	Majority Voting on Proposal 1	No
Proposal 2	Majority Voting on Proposal 2	No
Proposal 3	Majority Voting on Each Director in Proposal 3	No
Proposal 4	Majority Voting on Proposal 4	Yes
Additional Solicitation	Majority Voting on Proposal 5	No

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

We request that you vote your shares by proxy following the methods as instructed by the notice: over the Internet or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted “FOR” (1) Proposal 1; (2) Proposal 2; (3) Proposal 3; (4) Proposal 4 and (5) Additional Solicitation Proposal.

Voting by Proxy Over the Internet

Stockholders whose shares are registered in their own names may vote by proxy by mail or over the Internet. Instructions for voting by proxy over the Internet are set forth on the notice of proxy materials. The Internet voting facilities will close after each proposal is addressed during the Annual Meeting. The notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email with instructions containing a link to future proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. Many banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this Proxy Statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Annual Meeting. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting virtually and desire to vote in person (including virtually) are requested to notify the Company’s secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to David Humphrey, Secretary, c/o Ensysce Biosciences, Inc., at the address of our principal executive offices at 7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037. Our telephone number is (858) 263-4196. Stockholders may also revoke their proxy by entering a new vote over the Internet.

32

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. We have engaged Alliance Advisors, LLC, which we refer to as the “proxy solicitor,” to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the proxy solicitor a fee of $12,000, plus disbursements. We will reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director, (ii) each named executive officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock as of November 13, 2025, unless otherwise indicated below.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after November 13, 2025, but excludes unvested stock options. Except as otherwise indicated, all shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of November 13, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Percentage ownership calculations for beneficial ownership for each person or entity are based on 3,541,262 shares outstanding as of November 13, 2025. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Ensysce Biosciences, Inc., 7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037.

Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares	Percentage
Officers and Directors
Dr. Lynn Kirkpatrick (1)	12,775	*
Geoff Birkett (2)	9,112	*
David Humphrey (3)	11,446	*
Linda Pestano (4)	9,056	*
Andrew Benton (5)	2,698	*
William Chang (6)	2,066	*
Bob Gower (7)	42,988	1.2%
Adam Levin (8)	2,678	*
Steve R. Martin (9)	2,697	*
Lee Rauch (10)	2,678	*
Curtis Rosebraugh (11)	2,678	*
All directors and named executive officers as a group (eleven individuals)	100,872	2.8%

Greater than 5% Holders
None	—	—%

33

*	Indicates less than 1%.
(1)	Includes 12,668 shares subject to options.
(2)	Consists of shares subject to options.
(3)	Includes 11,432 shares subject to options.
(4)	Consists of shares subject to options.
(5)	Includes 1,363 shares subject to options.
(6)	Includes 1,344 shares subject to options, 209 shares owned directly by Mr. Chang and his wife and 513 shares owned through trusts in which Mr. Chang has sole or shared voting and dispositive power. The business address for Mr. Chang is 520 El Camino Real, 9th Floor, San Mateo, CA 94402.
(7)	Includes 1,346 shares subject to options, 8,126 shares held directly and 33,516 shares that may be acquired through the exercise of (i) warrants acquired in connection with the October 2023 Securities Purchase Agreement and (ii) warrants acquired in 2022. The business address for Mr. Gower is 101 Westcott, Unit 303, Houston, Texas 77007.
(8)	Consists of shares subject to options.
(9)	Consists of shares subject to options.
(10)	Consists of shares subject to options.
(11)	Consists of shares subject to options.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and any persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 2024, its officers, directors and greater-than-10% beneficial owners timely filed all required reports.

EQUITY COMPENSATION PLAN

Information with respect to securities that may be issued under our equity compensation plan is set forth above under Proposal Two – Equity Compensation Plan Information.

OTHER MATTERS AND ADDITIONAL INFORMATION

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, Annual Report and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report and proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting our secretary at the address of our principal executive offices at 7946 Ivanhoe Avenue, Suite 201, La Jolla, CA 92037. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a household mailing this year, and you would like to receive additional copies of our Annual Report and proxy materials, as applicable, please submit your request to our Corporate Secretary at the address of our principal executive offices at 7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037, who will promptly deliver the requested copy.

34

Registered stockholders who have not consented to householding will continue to receive copies of annual reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of annual reports or proxy materials for all registered stockholders residing at the same address by contacting our secretary as outlined above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Stockholder Proposals to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the next annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. If you are a stockholder and you want to include a proposal in the proxy statement for the next annual meeting in 2026, you need to provide it to Ensysce by no later than June 24, 2026. You should direct any proposals to Ensysce’s secretary at our principal office, 7946 Ivanhoe Avenue, Suite 201, La Jolla, CA 92037.

Our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be delivered to our secretary at our principal executive offices at the address set forth above (i) no later than a date (i) not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the anniversary date of the prior year’s annual meeting. For the annual meeting in 2026, the stockholder’s notice must be received between August 22, 2026 and September 22, 2026. However, if the date of the Company’s 2026 annual meeting is more than thirty (30) days before or after the anniversary date of this year’s annual meeting, such notice must be received on or before ten (10) days after the day on which the date of the 2026 annual meeting is first disclosed in a public announcement. The stockholder’s notice must also contain the information specified in Section 1.2 of our Bylaws.

The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

By Order of the Board of Directors of

Ensysce Biosciences, Inc.

Sincerely,

/s/ Dr. Lynn Kirkpatrick
Dr. Lynn Kirkpatrick
President and Chief Executive Officer

La Jolla, California

December 1, 2025

35

Annex A

(Plan Amendment followed by the existing Plan, as previously amended as of June 22, 2023)

SECOND AMENDMENT TO THE

Ensysce biosciences, INC.

AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN

Dated: November 20,2025

WHEREAS, the Board of Directors (the “Board”) of Ensysce Biosciences, Inc., a Delaware corporation (the “Company”) previously established the Ensysce Biosciences, Inc. Amended And Restated 2021 Omnibus Incentive Plan, as amended (the “Plan”); and

WHEREAS, after giving effect to an increase in accordance with the annual increase provisions in Section 4.1(a)(i) (the “Evergreen Provisions”) of the Plan, the maximum number of shares of common stock of the Company (“Common Stock”) currently available for grants of “Awards” (as defined under the Plan) is 14,385 (not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan), all of which are available as grants as Incentive Stock Options; and

WHEREAS, in order to ensure that a sufficient number of shares of Common Stock are available under the Plan in order to properly incentivize those eligible to participate in the Plan, including future eligible participants, the Board believes it to be in the best interests of the Company and its shareholders to increase the maximum number of shares of Common Stock available for grants of Awards thereunder by 600,000 additional shares of Common Stock (the “Additional Reserved Shares”) (from 14,385 to 614,385 shares), not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan; and

WHEREAS, the Board further believes it to be in the best interests of the Company and its shareholders to increase the number of shares of Common Stock that may be granted under the Plan as incentive stock options (“Incentive Stock Options”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to 1,300,000 shares in order to allow the Additional Reserved Shares and such other additional shares of Common Stock that may become available under the Plan in accordance with the Evergreen Provisions to be granted as Incentive Stock Options; and

WHEREAS, Article XI of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law or the exchange or system on which the Company’s securities are then listed or traded;

NOW, THEREFORE, subject to approval of the Company’s stockholders, effective the date hereof, the Plan is hereby amended as follows:

Section 4.1(a)(i) of the Plan is hereby amended in its entirety, to read as follows:

“The aggregate number of shares of Common Stock that may be the subject of Awards under the Plan is 721,457 shares and (z) an annual increase on January 1, 2026 and each anniversary of such date thereafter prior to the termination of the Plan, equal to the lesser of (A) 5% of the shares of Common Stock issued and outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board, all of which shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options is 721,457. Following the Restatement Effective Date, any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.

ENSYSCE BIOSCIENCES, INC.

By:	/s/ Dr. Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer
Date:	November 20, 2025

ENSYSCE BIOSCIENCES, INC.

AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan (the “Plan”) is to enhance the profitability and value of Ensysce Biosciences, Inc. (the “Company”) for the benefit of its stockholders by enabling the Company to offer employees, directors and other service providers of the Company and its Affiliates, stock and stock-based incentive awards, to create a means to raise the level of stock ownership by, employees, directors and service providers in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XIV.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” shall mean a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2 “Affiliate” shall mean other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company, or in the event the Company is a Subsidiary, beginning with the Company’s Parent, which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company and/or its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

2.3 “Appreciation Award” shall mean any Award under the Plan of any Stock Option or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4 “Award” shall mean any award under the Plan of Stock Options, Restricted Stock and Other Stock-Based Awards. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant or in the discretion of the Committee, a grant letter from the Company.

2.5 “Board” shall mean the Board of Directors of the Company.

2.6 “Cause” means, with respect to a Participant’s Termination of Employment or Termination of Consultancy: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of grant of the Award that defines “cause” (or words of like import), as defined under such agreement; and (b) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of grant of the Award (or where such an agreement exists but does not define “cause” (or words of like import)), termination due to a Participant’s commission of a fraud or felony in connection with his or her duties as an employee or other service provider of the Company or an Affiliate, willful misconduct or any act of disloyalty, dishonesty, fraud, breach of trust or confidentiality as to the Company or an Affiliate, or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or an Affiliate. With respect to a Participant’s Termination of Directorship, “Cause” shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7 “Change in Control” shall have the meaning set forth in Section 10.2.

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.9 “Committee” shall mean a committee or subcommittee of the Board (or an authorized committee thereof) appointed from time to time by the Board (or such authorized committee thereof), which committee or subcommittee shall consist of not less than two individuals, (i) each of whom is an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or such other applicable stock exchange rule and (ii) to the extent required by Rule 16b-3, at least two of whom are “non-employee directors” as defined in Rule 16b-3. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Any member of the Committee who does not meet the “non-employee director” standard as defined in Rule 16b-3 is required to abstain from the actions of the Committee, as the Committee may determine, in order to comply with Rule 16b-3. The Committee may also establish a subcommittee of the Committee that is intended to qualify as a committee consisting solely of two or more “non-employee directors,” and may delegate to such subcommittee all approvals, certifications and administrative and other determinations with respect to compensation intended to be exempt under Rule 16b-3.

2.10 “Common Stock” shall mean subject to Article IV hereof, the common stock, $.01 par value per share, of the Company.

2.11 “Company” shall mean Ensysce Biosciences, Inc., a Delaware corporation, and any successors and assigns.

2.12 “Company Stock Plans” shall mean the Ensysce Biosciences, Inc. 2004 Stock Incentive Plan, 2008 Stock Incentive Plan, 2016 Stock Incentive Plan and the 2019 Directors Plan.

2.13 “Consultant” shall mean any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.14 “Disability” shall mean, with respect to a Participant’s Termination, the failure or inability of a Participant to perform substantially the usual duties and obligations of such individual on behalf of the Company or its Affiliates for one hundred eighty (180) days during any two hundred seventy (270) day period because of any mental or physical incapacity, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, for Awards under the Plan that provide for payments that are triggered upon a Disability and that constitute “non-qualified deferred compensation” pursuant to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) of the Code.

2.15 “Eligible Employees” shall mean each employee of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under the Plan.

2.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Exchange Act shall also be a reference to any successor provision.

2.17 “Exercisable Awards” shall mean any Award under the Plan of any Stock Option and any Other Stock Based Award that provides for a Participant-elected exercise.

2.18 “Fair Market Value” for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any applicable date, the closing price of a share of Common Stock on the immediately preceding date, (i) as reported by the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided that, to the extent consistent with the requirements of Section 422 or 409A of the Code, as applicable, the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. For purposes of the grant of any Award, the applicable date shall be the date as of which the Award is granted; provided that such date shall in no event be prior to the date the Committee makes the determination to grant the Award. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open. Notwithstanding the foregoing, if the Committee determines that such mean does not properly reflect the fair market value of the Common Stock, the Fair Market Value shall be determined by the Committee using such method as it deems reasonable and consistent with the applicable requirements of the Code and the regulations issued thereunder, including without limitation the requirements of Section 422 or 409A of the Code, as applicable.

2.19 “Incentive Stock Option” shall mean any Stock Option awarded to an Eligible Employee under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.20 “Non-Employee Director” shall mean a director of the Company or any of its Affiliates who is not an active employee of the Company or an Affiliate.

2.21 “Non-Qualified Stock Option” shall mean any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.22 “Other Stock-Based Award” shall mean an Award under Article VIII of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.23 “Parent” shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.24 “Participant” shall mean an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been made pursuant to the Plan.

2.25 “Performance Goal” shall mean the performance goals described on Exhibit A.

2.26 “Restricted Stock” shall mean an award of Common Stock that is subject to Article VII.

2.27 “Restriction Period” shall have the meaning set forth in Section 7.1.

2.28 “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act.

2.29 “Section 409A of the Code” shall mean the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.30 “Securities Act” shall mean the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.31 “Stock Option” shall mean any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.32 “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.33 “Ten Percent Shareholder” shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.34 “Termination” shall mean a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.35 “Termination of Consultancy” shall mean, subject to the next sentence: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.36 “Termination of Directorship” shall mean, subject to the next sentence, with respect to a Non-Employee Director, that the Non-Employee Director is no longer serving as a director of the Company or an Affiliate. In the event that a Non-Employee Director becomes a Consultant or an Eligible Employee upon the termination of his or her directorship, unless otherwise determined by the Committee, in its sole discretion, no Termination of Directorship shall be deemed to occur until such time as such Non-Employee Director is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may otherwise define Termination of Directorship in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Directorship thereafter.

2.37 “Termination of Employment” shall mean, subject to the next sentence: (a) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) an entity that is employing a Participant has ceased to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.38 “Transfer” or “Transferred” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

2.39 “409A Covered Award” shall mean an Award that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code.

ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Awards. The Committee shall have full discretionary power and authority to grant, pursuant to the terms of the Plan, Awards to Eligible Employees, Consultants and Non-Employee Directors. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants and Non-Employee Directors;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting terms or schedule (including time-based and performance-based vesting conditions) or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine the effect on a Participant’s Award(s) granted under the Plan of a Participant’s breach or violation of any restrictive covenants (including, without limitation, non-competition, non-solicitation and confidential information) set forth in a written agreement between the Participant and the Company or any of its Affiliates, including an Award agreement under the Plan;

(f) to determine whether and under what circumstances an Award may be settled in cash and/or Common Stock;

(g) to modify, extend or renew an Award, subject to Section 6.3(f) hereof and applicable law, including Code Section 409A;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and;

(i) to determine whether to require an Eligible Employee, Consultant or Non-Employee Director, as a condition of the granting of an Award, not to sell or otherwise dispose of shares acquired pursuant to the exercise of a Stock Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Stock Option.

3.3 Guidelines.

(a) Subject to Article XI hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its administrative responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry the Plan into effect. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

(b) Without limiting the foregoing, the Committee shall have the authority to establish special guidelines, provisions and procedures applicable to Awards granted to persons who are residing or employed in, or subject to, the taxes of, countries other than the United States to accommodate differences in applicable tax, securities or other local law. The Committee may adopt supplements or amendments to the Plan to reflect the specific requirements of local laws and procedures of non-United States jurisdictions without affecting the terms of the Plan as then in effect for any other purposes.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable, including, without limitation, by telephone conference or by written consent. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan (to the extent permitted by applicable law and applicable exchange rules) and, subject to applicable law, may grant authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee, provided that officer who has authority to grant Awards may not grant Awards to himself or herself.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s or former officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employee, officer, director or member or former employee, officer, director or member may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1 Shares.

(a) General Limitation.

(i) The aggregate number of shares of Common Stock that may be the subject of Awards under the Plan (subject to any increase or decrease pursuant to Section 4.2), is the sum of 721,457 shares and (z) an annual increase on January 1, 2026 and each anniversary of such date thereafter prior to the termination of the Plan, equal to the lesser of (A) 5% of the shares of Common Stock issued and outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board, all of which shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options is 721,457. Following the Restatement Effective Date, any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

(ii) If any Appreciation Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying such unexercised or repurchased Award shall again be available for the purposes of Awards under the Plan. If a share of Restricted Stock or a share of Common Stock underlying an Other Stock-Based Award that is not an Appreciation Award is forfeited for any reason, the number of forfeited shares of Common Stock comprising or underlying such Award shall again be available for the purposes of Awards under the Plan. Any Award settled in cash shall again be available for the purposes of Awards under the Plan.

(iii) Shares of common stock withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Appreciation Award, will again become available for grant under the Plan.

(b) Non-Employee Director Individual Limitation. The aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Director with respect to a calendar year, whether under the Plan or otherwise, for services as a Non-Employee Director, shall not exceed $750,000; provided however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board (collectively, the “Director Limit”). Equity incentive awards shall be counted towards the Director Limit in the year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Director Limit in the year for which they are reported as compensation in the Company’s director compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act. The Director Limit shall not apply to (i) Compensation earned by a Non-Employee Director solely in his or her capacity as chairman of the Board or lead independent director; (ii) Compensation earned with respect to services a Non-Employee Director provides in a capacity other than as a Non-Employee Director, such as an advisor or consultant to the Company; and (iii) Compensation awarded by the Board to a Non-Employee Director in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Director receiving such additional Compensation does not participate in the decision to award such Compensation.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, spin-off, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distribution with respect to its outstanding Common Stock of capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company’s assets or business, or any similar change affecting the Company’s capital structure or business and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to reflect the change, then the aggregate number and kind of shares which thereafter may be issued under the Plan and the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Exercisable Award or under Restricted Stock or an Other Stock-Based Award that is not an Exercisable Award granted under the Plan and the purchase price thereof shall be appropriately adjusted consistent with such change, and such other changes in the Awards may be made in such manner as the Committee may deem necessary or appropriate to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise or settlement by rounding-down to the nearest whole share. No fractional shares of Common Stock shall be issued under the Plan. No cash settlements shall be made with respect to fractional shares eliminated by founding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) Upon the occurrence of an Acquisition Event, then the Committee may, in its sole discretion, terminate all outstanding Exercisable Awards of Eligible Employees, Consultants or Non-Employee Directors effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that, unless otherwise determined by the Committee at or after the time of grant, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Eligible Employee shall have the right to exercise in full all of his or her Exercisable Awards that are then outstanding (unless otherwise determined by the Committee, whether vested or not vested and without regard to any limitations on exercisability otherwise contained in the Exercisable Award) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Exercisable Award pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law, which, to the extent permitted under applicable law, may include past services to the Company or its Affiliates.

ARTICLE V

ELIGIBILITY

5.1 General Eligibility. All Eligible Employees and all Consultants and Non-Employee Directors of the Company and its Affiliates shall be eligible for grants of Non-Qualified Stock Options, Restricted Stock, and Other Stock-Based Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Stock Option under which a Participant may receive Common Stock may be granted under the Plan to an Eligible Employee, Consultant or Non-Employee Director of the Company or any of its Affiliates if such Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director, unless such Stock Option is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) shall be eligible for grants of Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

ARTICLE VI

STOCK OPTIONS

6.1 Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

6.2 Grants. Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or any combination thereof. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of a share of Common Stock.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five (5) years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. The Committee may condition the exercisability of the options upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which Stock Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion provided, that, unless otherwise determined by the Committee at grant, the grant shall provide that as a condition of the exercise of a Stock Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise. Payment of the purchase price for shares of Common Stock issued pursuant to the exercise of a Stock Option may be made as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) through the delivery to the Company of shares of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date; (iii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, and the Committee authorizes, through a procedure established by the Committee whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iv) on such other terms and conditions as may be acceptable to the Committee (which may include a reduction in the number of shares of Common Stock issuable upon exercise, based on the Fair Market Value of the Common Stock on the payment date) or (v) any combination of the foregoing. Payment for shares of Common Stock purchased pursuant to exercise of a Stock Option shall be made at the principal offices of the Company. For purposes of this Section, the date of issuance shall be the date upon which payment in full of the purchase price has been received by (or tendered to) the Company as provided herein. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

(e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. To the extent permitted by applicable law, should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement as is approved by the Committee, and the Committee may (i) subject to the requirements of Section 409A of the Code, modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided that such action does not extend the Stock Option beyond its stated term), and (ii) subject to applicable law and the requirements of the principal national securities exchange in the United States on which the Common Stock is then traded or The Nasdaq Stock Market, accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option, (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(g) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate; provided, however, that Stock Options shall not provide for the grant of the same number of Stock Options as the number of shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes (i.e., “reloads”).

6.4 Termination. The following rules apply with regard to Stock Options upon the Termination of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant or in the case of his death his estate are reduced, thereafter.

(a) Termination by Reason of Death or Disability. If a Participant’s Termination is by reason of death or Disability, any Stock Option held by such Participant may be exercised, to the extent vested and exercisable at the time of such Termination by reason of death or Disability, by the Participant (or, in the case of death, by the legal representative of the Participant’s estate), at any time within a period of one (1) year from the date of such Termination due to death or Disability, but in no event beyond the expiration of the stated term of such Stock Option.

(b) Termination Other than for Cause. If a Participant’s Termination is for any reason other than a Termination by the Company or its Affiliate for Cause, death or Disability, any Stock Option held by such Participant may be exercised, to the extent vested and exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(c) Termination for Cause. In the event the Participant’s Termination is (i) for Cause or (ii) a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for Termination by the Company or its Affiliate for Cause (without regard to any notice or cure period requirement), any Stock Option (whether or not then vested or exercisable) held by the Participant at the time of occurrence of the event which would be grounds for Termination by the Company or its Affiliate for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination by the Company or its Affiliate for Cause.

ARTICLE VII

RESTRICTED STOCK

7.1 Awards of Restricted Stock. Restricted Stock may be issued to all eligible Participants pursuant to Article V of the Plan either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under the Plan during a period set by the Committee (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award agreement.

7.2 Awards and Certificates. A Participant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock shall be determined by the Committee and may be zero, but shall not be less than as permitted under applicable law.

(b) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Ensysce Biosciences, Inc. (the “Company”) Amended and Restated 2021 Omnibus Incentive Plan (the “Plan”), and an Award agreement entered into between the registered owner and the Company dated _____. Copies of such Plan and Award agreement are on file at the principal office of the Company.”

(d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(e) Rights as Stockholder; Dividends. Except as provided in this subsection and subsection (d) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, dividends or other distributions on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions and no dividends or other distributions payable thereunder shall be paid unless and until the shares of Restricted Stock to which they relate are no longer subject to a risk of forfeiture. Dividends and other distributions that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends and other distributions shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions.

(f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

(g) Termination. Unless otherwise determined by the Committee at grant or thereafter, upon a Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Other Stock-Based Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, deferred stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted alone, in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors of the Company and its Affiliates, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion.

8.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

(a) Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, shares of Common Stock subject to Awards made under this Article VIII may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Award under this Article VIII shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c) Vesting. Any Award under this Article VIII and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d) Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced, as determined by the Committee in its sole discretion. The exercise or base price per share of Common Stock subject to an Other Stock-Based Award that is an Appreciation Award shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Common Stock at the time of grant.

(e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement and may be in shares of Common Stock.

(f) Appreciation Award Term. The term of each Other Stock-Based Award that is an Appreciation Award shall be fixed by the Committee, but no Other Stock-Based Award that is an Appreciation Award shall be exercisable more than ten (10) years after the date the Award is granted.

ARTICLE IX

NON-TRANSFERABILITY

9.1 Non-Transferability. Except as provided in the last sentence of this Article IX, no Award shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution, all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant, no Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void. No Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article IX is Transferable, in whole or in part, to a “family member” as defined in Securities Act Form S-8 and under such conditions as specified by the Committee.

ARTICLE X

CHANGE IN CONTROL PROVISIONS

10.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, Awards granted to Participants shall not automatically vest upon a Change in Control and upon the Change in Control a Participant’s Awards may be treated in accordance with one of the following methods, as determined by the Committee in its sole discretion, and without the need for the consent of any Participant and without the need to treat each Award the same:

(a) Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b) Unvested Awards or any unvested portion thereof may be cancelled with or without consideration.

(c) Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an Appreciation Award, the exercise price per share of Common Stock covered by such Award. The “Change in Control Price” means the price per share of Common Stock paid in the Change in Control transaction, subject to adjustment as determined by the Committee for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price after the consummation of such Change in Control.

(d) The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is equal to or less than the exercise price of such Appreciation Award.

Notwithstanding anything else herein to the contrary: (x) In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control; and (y) in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 10.1 to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code. Furthermore, notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

10.2 Change in Control. A “Change in Control” shall be deemed to have occurred under any one or more of the following events:

(a) upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two (2) consecutive years (the “Board Measurement Period”), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 10.2(a), (c) or (d)) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (the “Required Approval”) of the directors then still in office who either were directors at the beginning of the Board Measurement Period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

(c) upon the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (i) above) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company;

(d) upon approval by the stockholders of the Company of a plan of complete liquidation of the Company; or

(e) upon the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding anything in the Plan or an Award agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this sentence, would be a Change in Control as defined in the Plan or the Award agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

ARTICLE XI

TERMINATION OR AMENDMENT OF THE PLAN

11.1 Termination or Amendment. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure compliance with any regulatory requirement referred to in Article XIII or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware and the exchange or system on which the Company’s securities are then listed or traded, or to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made that would: (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except in accordance with Section 4.2; (b) increase the maximum individual Participant limits under Section 4.1(b) (except in accordance with Section 4.2); (c) change the classification of individuals eligible to receive Awards under the Plan; (d) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Exercisable Awards or to cancel outstanding Exercisable Awards (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Exercisable Awards with an exercise price that is less than the exercise price of the original Exercisable Award; (e) extend the maximum option period under Section 6.3; (vii) award any Exercisable Award in replacement of a canceled Exercisable Award with a higher exercise price, except in accordance with Section 6.3(f); or (f) require stockholder approval under Section 422 of the Code to the extent applicable to Incentive Stock Options.

In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

ARTICLE XII

UNFUNDED PLAN

12.1 Unfunded Status of Plan. The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIII

GENERAL PROVISIONS

13.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, directorship or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his employment, consultancy or directorship at any time. Neither the Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

13.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash thereunder, payment by the Participant of, any Federal, state, local or other taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any required or permitted withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned, but in any case not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

13.5 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 13.5any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

(e) The Company shall not be obligated to issue any shares of Common Stock to a Participant if, in the opinion of counsel for the Company, the issuance of such Common Stock will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange.

13.6 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (i.e., the state in which the Company is incorporated, regardless of the law that might otherwise govern under the applicable state law principles governing conflict of laws).

13.7 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

13.8 Other Benefits. No Award granted or paid under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except to the extent expressly set forth in any such retirement or other benefit plan.

13.9 Costs. The Company shall bear all expenses included in administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

13.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

13.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

13.12 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.13 Section 409A of the Code.

(a) Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(b) Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to any Award granted under the Plan that constitutes a 409A Covered Award:

(i) A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of the 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 13.13(b)(i) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.

(ii) Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

13.14 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

13.15 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

13.16 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

13.17 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

13.18 Recoupment. All Awards granted or other compensation paid by the Company under the Plan, including any shares of Common Stock issued under any Award thereunder, will be subject to: (a) any compensation recapture policies adopted or established by the Board or a committee of the Board from time to time, as it deems advisable, to the extent permitted by applicable law and applicable stock exchange rules, and (b) any compensation recapture policies to the extent required pursuant to any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law) or the rules and regulations of any national securities exchange on which the shares of Common Stock are then traded. The Committee shall be permitted, in its sole discretion, to determine at the time an Award is granted to a Participant under the Plan that such Award will be subject to forfeiture and recoupment in the event the Participant violates or breaches any restrictive covenants set forth in a written agreement between the Participant and the Company or any of its Affiliates, including an Award agreement under the Plan.

ARTICLE XIV

EFFECTIVE DATE OF PLAN

The Ensysce Biosciences, Inc. 2021 Omnibus Incentive Plan was originally adopted by the Board on May 26, 2021, and by the stockholders of the Company on June 28, 2021 (the “Original Effective Date”). This amendment and restatement of the Ensysce Biosciences, Inc. 2021 Omnibus Incentive Plan (otherwise referred to herein as the “Plan”) was adopted by the Board on November 16, 2021, subject to and effective upon the date the Plan is approved by the stockholders of the Company. The Plan was approved by the stockholders of the Company on January 26, 2022 (the “Restatement Effective Date”).

ARTICLE XV

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date the amendment and restatement of the Plan was adopted by the Board (i.e. November 16, 2031), provided that Awards granted prior to such tenth anniversary may extend beyond that date in accordance with the terms and conditions of the Plan.

EXHIBIT A

PERFORMANCE GOALS

Performance Goals established for purposes of the grant and/or vesting of Awards may be based on one or more of the following (“Performance Goals”): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and non-recurring items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on, capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; (xi) the filing of a new drug application (“NDA”) or the approval of the NDA by the Food and Drug Administration; (xii) the achievement of a launch of a new drug; (xiii) research and development milestones; (xiv) the successful completion of clinical trial phases, (xv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings or other expense control targets; (xxiv) productivity or productivity ratios; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; (xxviii) market share; (xxix) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; (xxx) aggregate product price and other product price measures; (xxxi) safety record; (xxxii) personal management objectives or achievement of objective business and operational goals, such as market share, new products, and/or business development; and (xxxiii) achievement of specified milestones in the manufacturing or commercialization of one or more of our products.

The foregoing list of Performance Goals is not exhaustive and the Committee shall have the discretion to establish such other Performance Goals as the Committee deems appropriate from time to time. In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the company) performance under one or more of the Performance Goals either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

The Committee may, in its sole discretion, provide that one or more adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, without limitation, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the period over which the Performance Goals are measured; (vii) items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under Generally Accepted Accounting Principles (“GAAP”); (viii) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the period over which the Performance Goals are measured; (ix) any other items of significant income or expense which are determined to be appropriate adjustments; (x) items relating to unusual or extraordinary corporate transactions, events or developments; (xi) items related to amortization of acquired intangible assets; (xii) items that are outside the scope of the Company’s core, on-going business activities; (xiii) items related to acquired in-process research and development; (xiv) items relating to changes in tax laws; (xv) items relating to major licensing or partnership arrangements; (xvi) items relating to asset impairment charges; (xvii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xviii) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions; or (xx) such other adjustments the Committee determines appropriate, in its sole discretion, taking into account such factors that the Committee deems relevant. The Committee shall have the discretion to determine whether, when and to what extent an adjustment is necessary or advisable based upon consideration of such factors the Committee deems appropriate in light of the facts and circumstances.

PROXY

ENSYSCE BIOSCIENCES, INC.

7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037

ANNUAL MEETING OF STOCKHOLDERS

December 23, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

ENSYSCE BIOSCIENCES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

December 23, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 1, 2025, in connection with the Annual Meeting to be held at 9:00 a.m. Pacific Time on December 23, 2025, virtually at https://www.cstproxy.com/ensysce/2025, and hereby appoints David Humphrey the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of common stock of Ensysce Biosciences, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 3, “FOR” PROPOSAL 4 AND “FOR” THE ADDITIONAL SOLICITATION PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

	FOR	AGAINST	ABSTAIN
Proposal 1	☐	☐	☐
Approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance and of shares of common stock and exercise of warrants for common stock issued by the Company to an investor (“Proposal 1”).
	FOR	AGAINST	ABSTAIN
Proposal 2
Approve the amendment of the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan to increase the aggregate number of shares of the Company’s common stock that may be issued under the plan from 121,457 shares to 721,457 shares (“Proposal 2”).	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal 3	☐	☐	☐
To elect the two Class I directors named in our Proxy Statement (collectively, the “Director Nominees”) to hold office until the annual meeting of stockholders for the calendar year ended December 31, 2028 (the “2028 Annual Meeting”) and until their respective successors have been duly elected and qualified (“Proposal 3”);
	FOR	AGAINST	ABSTAIN
Proposal 4	☐	☐	☐
To ratify the appointment Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 4”); and
	FOR	AGAINST	ABSTAIN
Proposal 5	☐	☐	☐
Consider and vote upon the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement (the “Additional Solicitation Proposal”);

Dated:	_______________________ 2025

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO ISSUER DIRECT. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4 AND “FOR” THE ADDITIONAL SOLICITATION PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.